EXHIBIT 10.25

AFTER RECORDING RETURN TO:

John R. Parks, Esq.

Bryan Cave LLP

One Atlantic Center

1201 West Peachtree Street, N.W.

Fourteenth Floor

Atlanta, Georgia 30309

[Space Above This Line Reserved For Recorder’s Use]

DEED TO SECURE DEBT AND

SECURITY AGREEMENT

THIS DEED TO SECURE DEBT AND SECURITY AGREEMENT (“Deed”) is made as of November 1, 2010, by IIT ATLANTA - SUWANEE POINTE LLC, a Delaware limited liability company (“Grantor”), with the mailing address of c/o Industrial Income Trust Inc., 518 17th Street, Suite 1700, Denver, Colorado 80202 for the benefit of ING USA ANNUITY AND LIFE INSURANCE COMPANY, an Iowa corporation (“Grantee”) with the mailing address of c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349.

W I T N E S S E T H:

WHEREAS, Grantor has executed and delivered to Grantee a Promissory Note dated on or about this same date in the principal amount of SEVEN MILLION SEVEN HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($7,750,000.00) (which Promissory Note, together with all notes issued and accepted in substitution or exchange therefor, and as any of the foregoing may from time to time be modified, extended, renewed, consolidated, restated or replaced, is hereinafter sometimes referred to as the “Note”), which Note provides, among other things, for final payment of principal and interest under the Note, if not sooner paid or payable as provided therein, to be due on or before December 1, 2040, the Note by this reference thereto being incorporated herein; and

WHEREAS, Grantee is desirous of securing the prompt payment of the Note together with interest, charges and prepayment fees, if any, thereon in accordance with the terms of the Note, and any additional indebtedness accruing to Grantee on account of any future payments, advances or expenditures made by Grantee pursuant to the Note or this Deed and any additional sums with interest thereon which may be loaned to Grantor by Grantee or advanced under the Loan Documents (as hereinafter defined) (all hereinafter sometimes collectively referred to as the “Indebtedness”).

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NOW, THEREFORE, Grantor, to secure payment of the Indebtedness and the performance of the covenants and agreements herein contained to be performed by Grantor, for good and valuable consideration in hand paid, the receipt and sufficiency whereof are hereby acknowledged, and intending to be legally bound, hereby agrees and covenants as follows:

1. Granting Clauses. Grantor hereby irrevocably and absolutely does by these presents GRANT, CONVEY, WARRANT, SET OVER, TRANSFER, ASSIGN, BARGAIN AND SELL to Grantee, and its successors and assigns, with all powers of sale and all statutory rights under the laws of the State of Georgia, and grants to Grantee, a first priority security interest in, all of Grantor’s present and hereafter acquired estate, right, title and interest in, to and under the following (collectively referred to herein as the “Premises”):

(a) That certain real property situated in Gwinnett County, Georgia, for the benefit of Grantee and its successors and assigns and more particularly described in Exhibit “A” attached hereto and incorporated herein by this reference (the “Land”), together with all buildings, structures and improvements now or hereafter erected on the Land, together with all fixtures and items that are to become fixtures thereto (collectively, the “Improvements”);

(b) All and singular the easements, rights-of-way, licenses, permits, rights of use or occupancy, privileges, tenements, appendages, hereditaments and appurtenances and other rights and privileges attached or belonging to the Land or Improvements or in any wise appertaining thereto, whether now or in the future, and all the rents, issues and profits from the Land or Improvements;

(c) The land lying within any street, alley, avenue, roadway or right-of-way open or proposed or hereafter vacated in front of or adjoining the Land; and all right, title and interest, if any, of Grantor in and to any strips and gores adjoining the Land;

(d) All machinery, apparatus, equipment, goods, systems, building materials, carpeting, furnishings, fixtures, fittings, appliances, furniture and property of every kind and nature whatsoever, now or hereafter located in or upon or affixed to the Land or Improvements, or any part thereof, or used or usable in connection with any construction on or any present or future operation of the Land or Improvements, now owned or hereafter acquired by Grantor, including, but without limitation of the generality of the foregoing: all heating, lighting, refrigerating, ventilating, air-conditioning, air-cooling, electrical, fuel, garbage, sanitary drainage, removal of dust, refuse or garbage, fire extinguishing, plumbing, cleaning, telephone, communications and power equipment, systems and apparatus; and all elevators, switchboards, motors, pumps, screens, awnings, floor coverings, cabinets, partitions, conduits, ducts and compressors; and all cranes and craneways, oil storage, sprinkler/fire protection and water service equipment; and also including any of such property stored on the Land or Improvements or in warehouses and intended to be used in connection with or incorporated into the Land or Improvements or for the pursuit of any other activity in which Grantor may be engaged on the Land or Improvements, and including without limitation all tools, musical instruments and systems, cabinets, awnings, window shades, venetian blinds, drapes and drapery rods and brackets, screens, carpeting and other window and floor coverings, decorative fixtures, plants,

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cleaning apparatus, and cleaning equipment, refrigeration equipment, cables, computers, software, books, supplies, kitchen equipment, appliances, tractors, motor vehicles, lawn mowers, ground sweepers and tools, swimming pools, whirlpools, recreational or play equipment together with all substitutions, accessions, repairs, additions and replacements to any of the foregoing; it being understood and agreed that all such machinery, equipment, apparatus, goods, systems, fixtures, fittings, appliances, furniture, building materials, and property are a part of the Improvements and are declared to be a portion of the security for the Indebtedness (whether in single units or centrally controlled, and whether physically attached to said real estate or not), excluding, however, personal property owned by tenants of the Land or Improvements;

(e) Any and all awards, payments or insurance proceeds, including interest thereon, and the right to receive the same, which may be paid or payable with respect to the Land or Improvements or other properties described above as a result of: (1) the exercise of the right of eminent domain or action in lieu thereof; or (2) the alteration of the grade of any street; or (3) any fire, casualty, accident, damage or other injury to or decrease in the value of the Land or Improvements or other properties described above, to the extent of all amounts which may be secured by this Deed at the date of receipt of any such award or payment by Grantor or Grantee, and of the reasonable counsel fees, costs and disbursements incurred by Grantor or Grantee in connection with the collection of such award or payment. Grantor agrees to execute and deliver, from time to time, such further instruments as may be requested by Grantee to confirm such assignment to Grantee of any such award or payment;

(f) Any and all accounts receivable and any right of Grantor to payment for goods sold or leased or for services rendered, whether or not yet earned by performance, and whether or not evidenced by an instrument or chattel paper, arising from the operation of the Land or Improvements, now existing or hereafter created, substitutions therefor, proceeds thereof (whether cash or noncash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any or all of the foregoing and proceeds therefrom;

(g) Any and all authorizations, licenses, permits, contracts, management agreements, franchise agreements, and occupancy and other certificates concerning the ownership, use and operation of the Land or Improvements

(h) All monies on deposit for the payment of real estate taxes or special assessments against the Land or Improvements or for the payment of premiums on policies of fire and other hazard insurance covering the Collateral (as hereinafter defined) or the Land or Improvements; all proceeds paid for damage done to the Collateral or the Land or Improvements; all proceeds of any award or claim for damages for any of the Collateral or the Premises taken or damaged under the power of eminent domain or by condemnation; and all tenants’ or security deposits held by Grantor in respect of the Land or Improvements;

(i) Any and all leases, occupancy agreements, and tenancies affecting the Land and Improvements and any and all names under or by which the Land or the Improvements may at any time be operated or known, and all rights to carry on business under any such names or any variant thereof, and all trademarks, trade names, patents, patents pending and goodwill with respect to the Land or Improvements;

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(j) Any and all shares of stock, membership or partnership interest or other evidence of ownership of any part of the Land or Improvements that is owned by Grantor in common with others, including all water stock relating to the Land or Improvements, if any, and all documents of membership in any owners’ or members’ association or similar group having responsibility for managing or operating any part of the Land or Improvements and any management agreements;

(k) Any and all plans and specifications prepared for construction of improvements on the Land or Improvements and all studies, data and drawings related thereto; and all contracts and agreements of Grantor relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings, or to the construction of improvements on the Land or Improvements;

(l) Any and all of Grantor’s right, title and interest in, to and under any and all reserve, deposit or escrow accounts made pursuant to any loan documents made between Grantor and Grantee with respect to the Land or Improvements, together with all income, profits, benefits and advantages arising therefrom;

(m) Any and all goods, accounts, general intangibles, chattel paper, instruments, documents, consumer goods, equipment and inventory (as defined in the Georgia Uniform Commercial Code (“UCC”)) now owned or hereafter acquired by Grantor and located on and used in the operation of the Land or Improvements;

(n) All of Grantor’s right, title and interest in and to deposit accounts and letter of credit rights (as defined in the UCC) relating to the operation of the Land or Improvements;

(o) Any and all substitutions, accessions, additions and replacements to any of the foregoing; and

(p) Any and all products and proceeds of any of the foregoing, or with respect to the Land or Improvements, including without limitation, insurance proceeds, proceeds of any voluntary or involuntary disposition or diminution in value of any of the foregoing or of the Land or Improvements, and any claim respecting any thereof (pursuant to judgment, condemnation award or otherwise) and all goods, accounts, general intangibles, chattel paper, instruments, documents, consumer goods, equipment and inventory, wherever located, acquired with the proceeds of any of the foregoing or proceeds thereof. For purposes of this Deed, the term “proceeds” means whatever is received when any of the foregoing or the proceeds thereof (including, without limitation, cash proceeds) is sold, exchanged or otherwise disposed of (including involuntary dispositions or destruction and claims for damages thereto), including without limitation cash proceeds, insurance proceeds, condemnation proceeds, and any other rights or property arising under or receivable upon any such disposition.

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The parties intend the definition of Premises to be broadly construed and in the case of doubt as to whether a particular item is to be included in the definition of Premises, the doubt should be resolved in favor of inclusion.

TO HAVE AND TO HOLD the Premises with all rights, privileges and appurtenances thereunto belonging, and all income, rents, royalties, revenues, issues, profits and proceeds therefrom, unto Trustee, its successors and assigns, forever, for the uses and purposes herein expressed.

THIS DEED IS GIVEN TO SECURE: Payment of the Indebtedness; payment of such additional sums with interest thereon which may hereafter be loaned to Grantor by Grantee pursuant to the Note or Deed or otherwise advanced under the Loan Documents, including without limitation advances made by Grantee to protect the Premises or the lien of this Deed or to pay taxes, assessments, insurance premiums, and all other amounts that Grantor has agreed to pay pursuant to the provisions hereof or that Grantee has incurred by reason of the occurrence of an Event of Default (as hereinafter defined), including without limitation, advances made to enable the completion of the Improvements or any restoration thereof, even though the aggregate amount outstanding at any time may exceed the original principal balance stated herein and in the Note; and the due, prompt and complete performance of each and every covenant, condition and agreement contained in this Deed, the Note and every other agreement, document and instrument to which reference is expressly made in this Deed or which at any time evidences or secures the Indebtedness evidenced by the Note (this Deed, the Note, and all such other agreements, documents and instruments, but excluding the certain Environmental Indemnification Agreement executed on even date herewith by Grantor and Industrial Income Operating Partnership LP, a Delaware limited partnership (“Guarantor”), are hereinafter sometimes collectively referred to as the “Loan Documents”). Grantor hereby warrants that Grantor has good and marketable title to the Premises, is lawfully seized and possessed of the Premises and every part thereof, and has the right to convey same; that Grantor will forever warrant and defend the title to the Premises unto Grantee against the claims of all persons whomsoever subject to the Permitted Encumbrances (as hereinafter defined); and that the Premises are unencumbered except as set forth on Grantee’s title insurance policy dated on or about even date herewith regarding the Premises (the “Permitted Encumbrances”).

2. Maintenance, Repair and Restoration of Improvements, Payment of Prior Liens, etc. Grantor shall: (a) promptly repair, restore or rebuild any Improvements now or hereafter on the Premises which may become damaged or be destroyed, such Improvements to be of at least equal value and substantially the same character as prior to such damage or destruction; provided, however, if such repair, restoration or rebuilding is required as a result of casualty or condemnation, Grantor shall only be required to repair, restore or rebuild if Grantee makes the insurance or condemnation proceeds (after payment of costs of collection) available for repair, restoration or rebuilding, but Grantor’s obligations therefor are not limited to the amount of available proceeds; (b) keep the Premises in good condition and repair, without waste, and free from mechanics’ liens or other liens or claims for lien (except the lien of current general taxes duly levied and assessed but not yet due and payable and liens being contested in accordance with the following paragraph); (c) immediately pay when due or within any

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applicable grace period any indebtedness which may be secured by a lien or charge on the Premises (no such lien, except for current general taxes duly levied and assessed but not yet payable, to be permitted hereunder), and upon request exhibit satisfactory evidence to Grantee of the discharge of such lien; (d) complete within a reasonable time any Improvements now or at any time in process of erection upon the Land; (e) comply with all requirements of law (including, without limitation, pollution control and environmental protection laws and laws relating to the accommodation of persons with disabilities), ordinance or other governmental regulation in effect from time to time affecting the Premises and the use thereof, and covenants, easements and restrictions of record with respect to the Premises and the use thereof; (f) make no material alterations in the Premises; (g) suffer or permit no material change in the general nature of the use of the Premises, without Grantee’s written consent; (h) initiate or acquiesce in no material zoning reclassification or variance with respect to the Premises without Grantee’s written consent; and (i) pay each item of Indebtedness when due according to the terms hereof or of the Note.

Notwithstanding anything contained herein to the contrary, Borrower shall not be required to pay or discharge any taxes, assessments or other charges of the nature referred to in Paragraphs 2 and 3 herein so long as Grantor shall in good faith contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection of the levy, lien or imposition so contested and the sale of the Premises, or any part thereof, to satisfy any obligation arising therefrom, provided that Grantor shall give such reasonable security as may be demanded by Grantee to insure such payments and prevent any sale or forfeiture of the Premises by reason of such nonpayment, failure of performance or contest by Grantor. Any such contest shall be prosecuted with due diligence and Grantor shall promptly after final determination thereof pay the amount of any levy, lien or imposition so determined, together with all interest and penalties, which may be payable in connection therewith. Notwithstanding the provisions of this Paragraph, Grantor shall (and if Grantor shall fail so to do, Grantee may but shall not be required to) pay any such levy, lien or imposition notwithstanding such contest if in the reasonable opinion of Grantee, the Premises shall be in jeopardy or in danger of being forfeited or foreclosed.

3. Payment of Taxes. Subject to Paragraph 2 herein, Grantor shall pay prior to any delinquency or any penalty or interest attaches all general taxes, special taxes, special assessments, water charges, sewer service charges, and all other charges against the Premises of any nature whatsoever when due, and shall, upon written request, furnish to Grantee duplicate receipts therefor.

4. Tax Deposits. Unless otherwise waived in writing by Grantee, Grantor covenants and agrees to deposit with such depositary as the Grantee from time to time may in writing appoint, and in the absence of such appointment, then at the office of Grantee, c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349, Attention: Mortgage Loan Servicing Department, commencing on the date of disbursement of the loan secured hereby (the “Loan”) and on the first day of each month following the month in which said disbursement occurred until the Indebtedness is fully paid, a sum equal to one-twelfth (1/12th) of the last total annual taxes and assessments for the last

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ascertainable year (if the current year’s taxes and assessments are not yet ascertainable) (general and special) on the Premises (unless said taxes are based upon assessments which exclude the Improvements or any part thereof now constructed or to be constructed, in which event the amount of such deposits shall be based upon the Grantee’s reasonable estimate as to the amount of taxes and assessments to be levied and assessed). Such deposits are to be held without any allowance of interest (unless local law requires otherwise) and are to be used for the payment of taxes and assessments (general and special) on the Premises next due and payable when they become due. Upon demand by such depositary, Grantor shall deliver and pay over to such depositary from time to time such additional sums or such additional security as are necessary to make up any deficiency in the amount necessary to enable such depositary to fully pay any of the items hereinabove mentioned as they become payable. If the funds so deposited exceed the amount required to pay such items hereinabove mentioned for any year, the excess shall be applied on a subsequent deposit or deposits. Said deposits need not be kept separate and apart from any other funds of Grantee or such depositary.

If any such taxes or assessments (general or special) shall be levied, charged, assessed or imposed upon or for the Premises, or any portion thereof, and if such taxes or assessments shall also be a levy, charge, assessment or imposition upon or for any other property not covered by the lien of this Deed, then the computation of any amount to be deposited under this Paragraph 4 shall be based upon the entire amount of such taxes or assessments, and Grantor shall not have the right to apportion the amount of any such taxes or assessments for the purposes of such computation.

5. Grantee’s Interest In and Use of Deposits. Upon the occurrence of an Event of Default, Grantee may at its option, without being required to do so, apply any monies at the time on deposit pursuant to Paragraphs 4 and 7 hereof, on any of Grantor’s obligations herein or in the Note or any of the Loan Documents contained, in such order and manner as the Grantee may elect; provided that if any tax deposits are applied other than to the payment of taxes, the liability of Grantor for the payment of taxes shall be reduced by the amount of such deposit so applied. When the Indebtedness has been fully paid, any remaining deposits shall be paid to Grantor or to the then owner or owners of the Premises. A security interest within the meaning of the UCC is hereby granted to the Grantee in and to any monies at any time on deposit pursuant to Paragraphs 4 and 7 hereof and such monies and all of Grantor’s right, title and interest therein are hereby assigned to Grantee, all as additional security for the Indebtedness and shall in the absence of the occurrence of an Event of Default be applied by the depositary for the purposes for which made hereunder and shall not be subject to the direction or control of Grantor; provided, however, that neither Grantee nor said depositary shall be liable for any failure to apply to the payment of taxes and assessments and insurance premiums any amount so deposited. Neither Grantee nor any depositary hereunder shall be liable for any act or omission taken in good faith or pursuant to the instruction of any party but only for its willful misconduct.

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6. Insurance.

(a) Until the Indebtedness is fully paid, the Improvements and all fixtures, equipment and property therein contained or installed shall be kept unceasingly insured against loss and damage by such hazards, casualties and contingencies in such amounts and for such periods as may from time to time be required by Grantee. All insurance shall be written in policies and by insurance companies approved by Grantee which approval shall not be unreasonably withheld so long as a A.M. Best Company’s Key Rating Guide Class rating of at least A VIII is maintained and the policy otherwise conforms to the terms hereof. All policies of insurance and renewals thereof shall contain standard noncontributory mortgagee loss payable clauses to Grantee, shall not contain a co-insurance clause or other clause limiting the amount of coverage under any conditions, and shall provide for at least thirty (30) days prior written notice to Grantee of modification, termination, cancellation or non-renewal to the policy that insures the Premises as well as a waiver of subrogation endorsement, all as required by Grantee, in form and content acceptable to Grantee. All policies (or certified copies thereof) or original ACORD 28 and ACORD 25 (as to liability only) Certificates shall, with all premiums fully paid, be delivered to Grantee as issued at least thirty (30) days before the expiration of existing policies and shall be held by Johnson Capital Group having an address at 210 University Boulevard, Seventh Floor, Denver, Colorado 80206 (or such other entity as designated by Grantee) until all sums hereby secured are fully paid. Upon request by Grantee, Grantor shall furnish Grantee evidence of the replacement cost of the Improvements. In case of sale pursuant to a foreclosure of this Deed or other transfer of title to the Premises and extinguishment of the Indebtedness, complete title to all policies, other than liability insurance policies, held by Grantee and all prepaid or unearned premiums thereon shall pass to and vest in the purchaser or mortgagee/Grantee (provided that to the extent such policies are blanket policies covering properties other than the Premises, such policies shall not be transferred to such purchaser or mortgagee/Grantee). Grantee shall not by reason of accepting, rejecting, approving or obtaining insurance incur any liability for payment of losses.

(b) Without in any way limiting the generality of the foregoing, Grantor covenants and agrees to maintain insurance coverage on the Premises which shall include: (i) all risk coverage insurance (including vandalism and malicious mischief) for an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements, written on a replacement cost basis and with a replacement cost endorsement (without physical depreciation) an increased cost of construction endorsement, and an agreed amount endorsement pertaining to the co-insurance clause, and containing a mortgagee clause in Grantee’s favor; and if at any time a dispute arises with respect to replacement cost, Grantor agrees to provide (but not more frequently than once per twenty-four month period, as to the Premises, or if the Premises are comprised of more than one parcel, as to each such parcel) at Grantor’s expense, an insurance appraisal prepared by an insurance appraiser approved by Grantee, establishing the full replacement cost in a manner satisfactory to the insurance carrier; (ii) business interruption or rent loss insurance insuring against loss arising out of the perils insured against in the policy or policies referred to in clause (i) above, in an amount equal to not less than gross revenue from the Premises for twelve (12) months from the operation and rental of all Improvements now or hereafter forming part of the Premises, less any allocable charges and expenses which do not continue during the period of restoration and naming Grantee in a standard mortgagee loss payable clause thereunder; (iii) commercial general public liability and property damage insurance with a broad form coverage endorsement for an amount as required from time to time by the Grantee and sufficient to satisfy all tenant lease requirements but not less than an

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aggregate amount of Three Million and No/100 Dollars ($3,000,000.00) with a single occurrence limit of not less than Three Million and No/100 Dollars ($3,000,000.00) for claims arising from any one (1) accident or occurrence in or upon the Premises and naming Grantee as an additional insured thereunder; (iv) flood insurance whenever in Grantee’s reasonable judgment such protection is necessary and is available and in such case in an amount acceptable to Grantee and naming Grantee as the loss payee thereunder; (v) earthquake insurance (if available at commercially reasonable cost) whenever in Grantee’s reasonable judgment such protection is necessary due to a change in the seismic zone in which the Premises are located evidencing a greater risk of earthquake exposure of a magnitude that ING Investment Management LLC or its affiliates customarily require earthquake insurance coverage with respect to its real estate collateral securing other commercial loans and is available and in such case in an amount acceptable to Grantee and naming Grantee as the loss payee thereunder; (vi) insurance covering pressure vessels, pressure piping and machinery, if any, and all major components of any centralized heating or air-conditioning systems located in the Improvements, in an amount satisfactory to Grantee, such policies also to insure against physical damage to such buildings and improvements arising out of peril covered thereunder; and (vii) such other insurance that may be reasonably required from time to time by Grantee. Any modifications to the foregoing insurance requirements or the requirement of additional insurance coverage by Grantee shall be imposed only if such coverage is (x) available at a commercially reasonable cost and customarily obtained for properties similar in nature and location to the Premises, and (y) imposed by Grantee on all similar properties within its loan portfolio, or (z) otherwise to the extent required under any applicable law, rule or regulation.

(c) Grantor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder.

7. Insurance Premium Deposits. It is further covenanted and agreed that for the purpose of providing funds with which to pay the premiums as the same become due on the policies of insurance as herein covenanted to be furnished by the Grantor, unless otherwise waived in writing by Grantee, Grantor shall deposit with Grantee or the depositary referred to in Paragraph 4 hereof on the date of disbursement of the proceeds of the Loan and on the first day of each month following the month in which said disbursement occurred, an amount equal to the annual premiums that will next become due and payable on such policies less any amount then on deposit with the Grantee or such depositary, divided by the number of months to elapse thirty (30) days prior to the date when such premiums become delinquent. No interest shall be allowed to Grantor on account of any deposit or deposits made hereunder and said deposits need not be kept separate and apart from any other funds of Grantee or such depositary.

8. Adjustment of Losses with Insurer and Application of Proceeds of Insurance.

(a) In case of loss or damage by fire or other casualty, Grantor shall immediately give Grantee and the insurance companies that have insured against such risks written notice of such occurrence.

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(b) In case of loss or damage by fire or other casualty, Grantor shall, if no Event of Default then exists hereunder, have the sole and exclusive right to settle, compromise or adjust any claim under, and receive, for the purpose of rebuilding and restoration, the proceeds arising from, any and all losses payable under insurance policies to the extent the amount thereof does not exceed an amount equal to five percent (5%) of the original principal amount of the Note (the “Threshold Amount”) and all claims for losses in excess of said amount shall be settled, compromised or adjusted only with the mutual agreement of Grantor and Grantee and the proceeds paid as hereinafter provided. In the event insurance proceeds in excess of the Threshold Amount are payable or if an Event of Default exists hereunder, then in either of such events, Grantee is authorized to collect and receipt for any insurance proceeds. Insurance proceeds collected by Grantee as aforesaid, after deducting therefrom any expenses incurred in the collection thereof, shall, if requested by Grantor in writing within thirty (30) days after the proceeds of insurance covering such damage or destruction become available, be made available to Grantor for the purpose of paying the cost of rebuilding or restoring of the Improvements if (i) the Premises, in Grantee’s sole and absolute discretion is capable of being restored to that condition which existed immediately prior to the damage or loss, (ii) the insurance proceeds, together with all other funds which are to be provided by Grantor, are sufficient to restore the Premises, (iii) Grantee determines that income from the Premises shall not be materially affected following the completion of the restoration or rebuilding; (iv) no Event of Default then exists hereunder or under any other Loan Document, and no circumstance or condition exists that would constitute an Event of Default upon the giving of notice or the passage of time, or both, and (v) the rebuilding and restoration is reasonably estimated to be completed at least one hundred eighty (180) days prior to the Maturity Date or any Call Date, as those terms are defined in the Note. In the event that Grantee makes said proceeds available to Grantor to pay the cost of rebuilding or restoring of the Improvements, such proceeds shall be made available in the manner and under the conditions that the Grantee may reasonably require to assure proper application of such proceeds. In the event such insurance proceeds are made available by the Grantee, the Grantor shall pay all costs incurred by Grantee in connection with the application of such insurance proceeds (including but not limited to reasonable costs incurred by Grantee, and a title company or agent approved by Grantee in overseeing the disbursement of such insurance proceeds). The Improvements shall be restored or rebuilt so as to be of at least equal value and substantially the same character as prior to such damage or destruction. If the projected cost of rebuilding, repairing or restoring of the Improvements exceeds the Threshold Amount, then insurance proceeds shall not be made available to Grantor unless and until Grantee has approved plans and specifications for the proposed rebuilding and restoration, which approval shall not be unreasonably withheld. If the proceeds are to be made available by Grantee to Grantor to pay the cost of said rebuilding or restoration, any surplus which may remain out of said insurance proceeds after payment of the costs of rebuilding or restoring the Premises shall, at the option of the Grantee, be applied on account of the Indebtedness without Prepayment Premium or be paid to any party entitled thereto under such conditions as Grantee may reasonably require. No interest shall be allowed to Grantor on any proceeds held by Grantee.

(c) In the event proceeds of insurance are not made available to Grantor for the purpose of paying the cost of the rebuilding or restoring of the Improvements, Grantee, after deducting the costs of any collection, adjustment and compromise, shall apply such insurance

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proceeds in accordance with terms of the Note upon the Indebtedness, provided that any amount so applied by Grantee in reduction of the outstanding principal balance of the Note shall be credited to installments of principal in the inverse order of their maturity but no such application shall delay or postpone any installment payment of principal and interest under the Note (however, from and after the date any such proceeds are applied to the principal balance of the Note, no interest shall thereafter accrue on such principal repaid regardless of the order of payments to which such proceeds are credited).

9. Stamp Tax. If, by the laws of the United States of America, or of any state having jurisdiction over Grantor, any tax is due or becomes due in respect of the issuance of the Note hereby secured and this Deed, Grantor covenants and agrees to pay such tax in the manner required by any such law. Grantor further covenants to reimburse Grantee for any sums which Grantee reasonably expends by reason of the imposition of any tax on the issuance of the Note secured hereby and this Deed.

10. Observance of Lease Assignment.

(a) As additional security for the payment of the Note secured hereby and for the faithful performance of the terms and conditions contained herein, Grantor, as landlord, has assigned to Grantee, by that certain Assignment of Rents and Leases dated on or about this same date (the “Assignment of Rents”), all of Grantor’s right, title and interest as landlord in and to all leases or other rights of use and or occupancy of any part of the Premises, both present and future (hereinafter collectively referred to as the “Leases”) and all of the rents, issues and profits from the Leases or guaranties thereof (hereinafter collectively referred to as the “Rents”).

(b) All Leases entered into after the date hereof (i) shall be bona fide arms-length transactions with a third party, (ii) shall not contain any rental or other concessions other than those required by market conditions with respect to comparable space, (iii) shall provide that the tenant pay a pro rata share (based on square footage of space) of, or increases in, taxes, insurance or other operating expenses, and (iv) shall be materially on a form approved by Grantee (which approval has not been previously revoked by Grantee as hereinafter provided). Grantee will, at the request of Grantor, approve a form of lease satisfactory to Grantee, but Grantee shall have the right subsequently to reasonably revoke such approval upon thirty (30) days prior written notice to Grantor of its election to do so. In the event of any such revocation or approval, Grantor shall not enter into any Lease without the prior written approval of Grantee unless Grantee has approved a revised form of lease satisfactory to it in its reasonable discretion. Leases which are within the criteria set forth above, thus not requiring the prior approval of Grantee, are referred to herein as “Pre-Approved Leases”. Any material change in the form of lease previously approved by Grantee shall be subject to Grantee’s prior written approval. A lease affecting 46,000 square feet or more of space within the Premises shall be subject to Grantee’s prior written consent.

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(c) Grantor will not, without Grantee’s prior written consent: (i) execute an assignment or pledge of any Rents and/or any Leases; or (ii) accept any prepayment of any installment of any Rents more than thirty (30) days before the due date of such installment, and in any event no more than thirty (30) days in advance of the then current month.

(d) Grantor at its sole cost and expense will: (i) at all times promptly and faithfully abide by, discharge and perform all of the covenants, conditions and agreements contained in all Leases, on the part of the landlord thereunder to be kept and performed; (ii) enforce or secure the performance of all of the covenants, conditions and agreements of the Leases on the part of the lessees to be kept and performed, but Grantor, except as hereinafter expressly provided or except as to existing rights of tenants under the provisions of a Lease (without further consent, approval or agreement of the landlord thereunder), shall not modify, amend, renew, extend, cancel, terminate or accept surrender of any Lease without the prior written consent of Grantee (and to the extent landlord’s consent is required as to any matter under a Lease, and the Lease provides that landlord shall not unreasonably withhold its consent, Grantee’s consent shall likewise not be unreasonably withheld); (iii) appear in and defend any action or proceeding arising under, growing out of or in any manner connected with the Leases or the obligations, duties or liabilities of landlord or of the lessees thereunder; (iv) upon written request of Grantee, transfer and assign to Grantee, any Lease or Leases heretofore or hereafter entered into, and make, execute and deliver to Grantee upon demand, any and all instruments required to effectuate said assignment; (v) furnish Grantee, within ten (10) days after a request by Grantee so to do, a written statement containing the names of all lessees, terms of all Leases, including the spaces occupied and the rentals payable thereunder; and (vi) exercise within five (5) business days of any demand therefor by Grantee any right to request from the lessee under any Lease a certificate with respect to the status thereof.

Notwithstanding the foregoing, Grantor may terminate, cancel or accept surrender of any Lease of less than 20,000 square feet based on default of tenant, modify, amend, renew or extend any Lease without Grantee’s prior written consent provided such Lease is subordinate to the lien and interest of this Deed and Grantee has not executed a subordination, non-disturbance and attornment agreement for such Lease.

(e) Nothing in this Deed or in any other documents relating to the Loan shall be construed to obligate Grantee, expressly or by implication, to perform any of the covenants of Grantor as landlord under any of the Leases assigned to Grantee or to pay any sum of money or damages therein provided to be paid by the landlord, each and all of which covenants and payments Grantor agrees to perform and pay.

(f) All Leases hereafter executed shall be subordinate to the lien and interest of this Deed, unless otherwise approved by Grantee in writing. Grantor will not permit any Lease or any part thereof to become subordinate to any lien other than the lien hereof.

(g) Grantee shall have the option to declare this Deed in default because of a default of landlord in any Lease of the Premises unless such default is cured by Grantor pursuant to the terms of the Lease and within any applicable cure period or unless such default would not permit the tenant to terminate the Lease. It is covenanted and agreed that an Event of Default under the Assignment of Rents shall constitute an Event of Default hereunder on account of which the whole of the Indebtedness shall at once, at the option of the Grantee, become immediately due and payable without notice to the Grantor.

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(h) Grantor shall not, and shall not permit any tenant to, conduct any on-site dry cleaning operations on the Premises other than a pick-up or drop-off operation.

(i) In the event of the enforcement by Grantee of the remedies provided for by law or by this Deed, the lessee under each Lease of the Premises shall, at the option of Grantee, attorn to any person succeeding to the interest of Grantor as a result of such enforcement and shall recognize such successor in interest as landlord under such Lease without change in the terms or other provisions thereof; provided, however, that said successor in interest shall not be bound by any payment of rent or additional rent for more than one month in advance or any amendment or modification to any Lease made without the consent of Grantee or said successor in interest. Each lessee, upon request by said successor in interest, shall execute and deliver an instrument or instruments confirming such attornment.

11. Effect of Extension of Time. If the payment of the Indebtedness, or any part thereof, is extended or varied, or if any part of any security for the payment of the Indebtedness is released, or if any person or entity liable for the payment of the Indebtedness is released, or if Grantee takes other or additional security for the payment of the Indebtedness, or if Grantee waives or fails to exercise any right granted herein, or in the Note secured hereby, or in any other instrument given to secure the payment hereof, then all persons now or at any time hereafter liable for the payment of the Indebtedness, or any part thereof, or interest in the Premises shall be held to assent to such extension, variation, release, waiver, failure to exercise or the taking of additional security, and their liability and the lien and all provisions hereof shall continue in full force, the right of recourse against all such persons being expressly reserved by Grantee, notwithstanding such extension, variation, release, waiver, failure to exercise, or the taking of additional security.

12. Effect of Changes in Laws Regarding Taxation. In the event of the enactment after this date of any law of the state in which the Premises are located deducting from the value of the Premises for the purpose of taxation any lien thereon, or imposing upon the Grantee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds to secure debt or debts secured by deeds to secure debt or Grantee’s interest in the Premises, or the manner of collection of taxes, so as to affect this Deed or the debt secured hereby or the holders thereof, then, and in any such event, Grantor, upon demand by Grantee, shall pay such taxes or assessments, or reimburse Grantee therefor if Grantee pays such taxes and submits proof of payment to Grantor; provided, however, that if in the opinion of counsel for Grantee: (i) it might be unlawful to require Grantor to make such payment, or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law; then and in such event, Grantee may elect, by notice in writing given to Grantor, to declare all of the Indebtedness to be and become due and payable sixty (60) days from the giving of such notice, without the applicable Prepayment Premium (as defined in the Note).

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13. Grantee’s Performance of Defaulted Acts. Upon the occurrence of an Event of Default herein, Grantee may, but need not, and whether electing to declare the whole of the Indebtedness due and payable or not, and without waiver of any other remedy, make any payment or perform any act herein required of Grantor in any form and manner deemed expedient, and may, but need not, make full or partial payments of principal or interest on prior encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting the Premises or contest any tax or assessment or cure any default of Grantor as landlord in any Lease. All monies paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including attorneys’ fees, and any other monies advanced by Grantee in regard to any tax referred to in Paragraphs 9 or 12 hereof or to protect the Premises or the lien hereof, shall be additional Indebtedness and shall become immediately due and payable without notice and with interest thereon at the Default Rate of interest set forth in the Note. Inaction of Grantee shall never be considered as a waiver of any right accruing to it on account of any Event of Default on the part of Grantor.

14. Grantee’s Reliance on Tax Bills, Etc. Grantee in making any payment hereby authorized: (a) relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or (b) relating to insurance premiums, may do so according to any bill or statement procured from the appropriate company without inquiry into the accuracy of such bill or statement; or (c) for the purchase, discharge, compromise or settlement of any other prior lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted.

15. Acceleration of Indebtedness in Event of Default. It is expressly agreed by Grantor that time is of the essence hereof and that the whole of the Indebtedness shall become immediately due and payable without notice to Grantor at the option of the Grantee upon the occurrence of one or more of the following events (hereinbefore and hereinafter collectively referred to as “Events of Default” and individually referred to as an “Event of Default”), together with a prepayment premium in the amount, if any, required to be paid pursuant to the terms of the Note in the event of a prepayment:

(a) nonpayment of any monetary sum due hereunder within ten (10) days after the same shall become due; or

(b) default shall be made in the due observance or performance of the terms and conditions of Paragraph 6 hereof (Insurance) or Paragraph 30 hereof (Due on Sale or Further Encumbrance); or

(c) default shall be made in the due observance or performance of any of the other covenants, agreements or conditions hereinbefore or hereinafter contained, required to be kept or performed or observed by the Grantor which does not relate to the nonpayment of any monetary sum, and such default is not cured within thirty (30) days following written notice

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thereof by Grantee to Grantor or within such longer period of time, not exceeding an additional sixty (60) days, as may be reasonably necessary to cure such non-compliance if Grantor is diligently and with continuity of effort pursuing such cure and the failure is susceptible of cure within an additional period of sixty (60) days; or

(d) the entry of a decree or order for relief by a court having jurisdiction in respect of Grantor, a general partner of Grantor if Grantor is a partnership, the Grantee or beneficiaries of Grantor if Grantor is a trust, a managing member of Grantor if Grantor is a limited liability company, or any guarantor of the Note secured hereby (any of the foregoing parties being referred to herein as a “Key Party”), in any involuntary case under the federal bankruptcy laws now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) for any Key Party or any substantial part of the property of any such Key Party, or for the winding up or liquidation of the affairs of any Key Party and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

(e) the commencement by any Key Party, of a voluntary case under federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or any other similar laws or the consent by any such Key Party to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of any Key Party, or of any substantial part of the property of any such person or entity, or the making by any such Key Party of an assignment for the benefit of creditors or the failure of any such Key Party generally to pay the debts of any such Key Party as such debts become due, or the taking of action by any such Key Party in furtherance of any of the foregoing; or

(f) the death of any guarantor of the Note secured hereby, unless a Grantee or beneficiaries of the decedent having a net worth or an aggregate net worth, as the case may be, greater than the net worth of the decedent upon the date hereof, shall become liable by assumption under the guaranty within ten (10) days of the appointment of the executor or personal representative; or

(g) any warranty, representation, certification, financial statement, or other information furnished or to be furnished to Grantee by or on behalf of Grantor or any guarantor of the Note to induce Grantee to loan the money evidenced by the Note proves to have been inaccurate or false in any material respect when made and Grantor fails to cause the same to be true and correct within ten (10) days after notice from Grantee; or

(h) any breach, default, event of default or failure of performance (however denominated) under the Note or any of the other Loan Documents and the expiration of any applicable cure period without the same having been cured; or

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(i) Grantor shall be in default of, or in violation of, beyond any applicable grace period, any material conditions, covenants or restrictions which benefit or burden the Premises.

If, while any insurance proceeds or condemnation awards are being held by Grantee to reimburse Grantor for the cost of rebuilding or restoration of buildings or improvements on the Premises, Grantee shall accelerate the Indebtedness, then and in such event, the Grantee shall be entitled to apply all such insurance proceeds and condemnation awards then held by it in reduction of the Indebtedness without payment of Prepayment Premium and any excess held by it over the amount of Indebtedness then due hereunder shall be returned to Grantor or any other party entitled thereto without interest.

16. Remedies.

(a) Primary Remedies. If an Event of Default shall occur, Grantee may: declare the Indebtedness to be and the same shall be, immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived and without regard to the value of the Premises held as security for the Indebtedness or the solvency of any person liable for the payment of such Indebtedness; and/or exercise any other right, power or remedy available to it at law or in equity, hereunder or under any other Loan Document without demand, protest or notice of any kind, all of which are hereby expressly waived, except such as is expressly required hereby or by such other Loan Document. Without limiting the generality of the foregoing, Grantee may:

(i) enter and take possession of the Premises or any part thereof, exclude Grantor and all persons claiming under Grantor wholly or partly therefrom, and operate, use, manage and control the same, or cause the same to be operated by a person selected by Grantee, either in the name of Grantor or otherwise, and upon such entry, from time to time, at the expense of Grantor and of the Premises, make all such repairs, replacements, alterations, additions or improvements thereto as Grantee may deem proper, and to lease the Premises or any part thereof at such rental and to such persons as it may deem proper and collect and receive the rents, revenues, issues, profits, royalties, income and benefits thereof including, without limitation, those past due and those thereafter accruing, with the right of Grantee to terminate, cancel or otherwise enforce any Lease or sublease for any default that would entitle Grantor to terminate, cancel or enforce same and apply the same to the payment of all expenses which Grantee may be authorized to incur under the provisions of this Deed and applicable laws, the remainder to be applied to the payment, performance and discharge of the Indebtedness in such order as Grantee may determine until the same have been paid in full.

(ii) institute an action for the foreclosure of this Deed and the sale of the Premises pursuant to the judgment or decree of a court of competent jurisdiction;

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(iii) sell and dispose of the Premises at public auction, at the usual place for conducting sales at the courthouse in the county where the Premises or any part thereof may be located, to the highest bidder for cash, first advertising the time, terms and place of such sale by publishing a notice thereof once a week for four consecutive weeks immediately preceding the date of sale (without regard to the actual number of days) in a newspaper in which sheriff’s advertisements are published in said county, all other notice being hereby waived by Grantor; and Grantee may thereupon execute and deliver to the purchaser at said sale a sufficient conveyance of the Premises in fee simple, which conveyance may contain recitals as to the happening of the default upon which the execution of the power of sale, herein granted, depends, and said recitals shall be presumptive evidence that all preliminary acts prerequisite to said sale and deed were in all things duly complied with; and Grantor hereby constitutes and appoints Grantee or its assigns agent and attorney-in-fact to make such recitals, sale and conveyance, and all of the acts of such attorney-in-fact are hereby ratified, and Grantor agrees that such recitals shall be binding and conclusive upon Grantor and that the conveyance to be made by Grantee, or its assigns (and in the event of a deed in lieu of foreclosure, then as to such conveyance) shall be effectual to bar all right, title and interest, equity of redemption, including all statutory redemption, homestead, dower, curtesy and all other exemptions of Grantor, or its successors in interest, in and to said Premises; the power and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, and are in addition to any and all other remedies which Grantee may have at law or in equity. One or more exercises of the powers herein granted shall not extinguish or exhaust the power unless the Indebtedness is paid in full and all other obligations under this Deed are fully performed or the entire Premises is sold. At any such sale, Grantee, its agents, representatives, successors, or assigns may bid for and acquire, as purchaser, the Premises or any part thereof;

(iv) take all action to protect and enforce the rights of Grantee under this Deed, including, to the extent permitted by law, by suit for specific performance of any covenant herein contained, or in aid of the execution of any power herein granted or for the enforcement of any other rights;

(v) exercise any or all of the rights and remedies available to a secured party under the UCC, including the right to (A) enter the Premises and take possession of any personal property without demand or notice and without prior judicial hearing or legal proceedings, which Grantor hereby expressly waives, (B) require Grantor to assemble any personal property, or any portion thereof, and make it available to Grantee at a place or places designated by Grantee and reasonably convenient to both parties and (C) sell all or any portion of Grantor’s personal property at public or private sale, without prior notice to Grantor except as otherwise required by law (and if notice is required by law, after ten (10) days’ prior written notice), at such place or places and at such time or times and in such manner and upon such terms, whether for cash or on credit, as Grantee in its sole

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discretion may determine. As to any property subject to Article 9 of the UCC included in the Premises, Grantee may proceed under the UCC or proceed as to both real and personal property in accordance with the provisions of this Deed and the rights and remedies that Grantee may have at law or in equity, in respect of real property, and treat both the real and personal property included in the Premises as one parcel or package of security. Grantor shall have the burden of proving that any such sale pursuant to the UCC was conducted in a commercially unreasonable manner;

(vi) terminate any management agreements, contracts, or agents/managers responsible, for the property management of the Premises, if in the sole discretion of Grantee such property management is unsatisfactory in any respect; and

(vii) to the fullest extent permitted by applicable law, if an Event of Default occurs due to the nonpayment of the Indebtedness, or any part thereof, as an alternative to the right of foreclosure for the full Indebtedness after acceleration thereof, Grantee shall have the right to institute proceedings, either judicial or non-judicial, at Grantee’s option, for partial foreclosure with respect to the portion of said Indebtedness so in default, as if under a full foreclosure, and without declaring the entire Indebtedness due (such proceedings being hereinafter referred to as “Partial Foreclosure”), and provided that if a foreclosure sale is made because of an Event of Default in the payment of a part of the Indebtedness, such sale may be made subject to the continuing lien of this Deed for the unmatured part of the Indebtedness; and it is agreed that such sale pursuant to a Partial Foreclosure, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part, this Deed and the lien thereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this Paragraph. Notwithstanding any Partial Foreclosure, Grantee may elect, at any time prior to sale pursuant to such Partial Foreclosure, to discontinue such Partial Foreclosure and to accelerate the Indebtedness by reason of any Event of Default upon which such Partial Foreclosure was predicated or by reason of any other further Event of Default, and proceed with full foreclosure proceedings. It is further agreed that several foreclosures may be made pursuant to Partial Foreclosure without exhausting the right of full or Partial Foreclosure sale for any unmatured part of the Indebtedness, it being the purpose to provide for a Partial Foreclosure sale of the Indebtedness hereby without exhausting the power to foreclose and to sell the Premises pursuant to any such Partial Foreclosure for any other part of the Indebtedness, whether matured at the time or subsequently maturing, and without exhausting any right of acceleration and full foreclosure.

(b) Receiver. If an Event of Default shall occur, Grantee shall be entitled as a matter of right to the appointment of a receiver of the Premises, and the rents, revenues, issues, profits, royalties, income and benefits thereof, without notice or demand, and without regard to

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the adequacy of the security for the Indebtedness, the value of the Premises or the solvency of Grantor, either before or after any sale, and, Grantee may be appointed as such receiver. Such receiver shall have, including, without limitation, the power: (i) to collect the rents, issues and profits of the Premises during the pendency of any foreclosure proceedings whether by judicial or non-judicial foreclosure, and, in case of a sale and a deficiency, for such time when Grantor, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits, to the maximum time and extent permitted by law; (ii) to extend or modify any then existing Leases and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to leases to extend or renew terms to expire, beyond the maturity date of the Note and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Grantor and all persons whose interests in the Premises are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the secured obligations, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser; and (iii) all other powers which may be necessary or are usual in such case for the protection, possession, control, management, and operation of the Premises during the whole of said period. The court from time to time may authorize the receiver to apply the net income in the receiver’s hands in payment in whole or in part of: (i) the Indebtedness and all obligations hereunder, or by any decree foreclosing this Deed, or in accordance with applicable non-judicial foreclosure provisions, any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree; and (ii) if this is a leasehold Deed, all rents due or which may become due under the underlying lease. Nothing herein shall be construed to limit or otherwise waive Grantee’s rights to obtain rents, issues and profits, deliver to one or more tenants a written demand to turn over rents, issues and profits or deliver to Grantor a written demand to turn over rents, issues and profits without appointing a receiver. If an Event of Default shall have been waived in writing by Grantee or the Indebtedness reinstated in accordance with applicable law, Grantee shall cooperate with Grantor, at Grantor’s expense, to obtain the dismissal of any receiver appointed for the Premises at the instance of Grantee.

(c) Sales by Parcels. In any sale made under or by virtue of this Deed or pursuant to any judgment or decree of court, the Premises may be sold in one or more parts or parcels or as an entirety and in such order as Grantee may elect, without regard to the right of Grantor, or any person claiming under it, to the marshaling of assets. To the full extent permitted by law, Grantor waives the marshaling of assets.

(d) Effect of Sale. The purchaser at any sale made under or by virtue of this Deed or pursuant to any judgment or decree of court shall take title to the Premises or the part thereof so sold free and discharged of the estate of Grantor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including Grantee, may purchase at any such sale. Grantee is hereby irrevocably appointed the attorney-in-fact of Grantor in its name and stead to make all appropriate transfers and deliveries of the Premises or any portions thereof so sold and, for this purpose, Grantee may execute all appropriate instruments of transfer, and may substitute one or more persons with like power,

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Grantor hereby ratifying and confirming all that its said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, promptly upon Grantee’s written request, Grantor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to Grantee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Grantee, for the purpose, and as may be designated, in such request. Any sale or sales made under or by virtue of this Deed, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of Grantor in, to and under the Premises, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against Grantor, its successors and assigns, and against any and all persons claiming or who may claim the same, or any part thereof, by, through or under Grantor, or its successors or assigns. The powers and agency herein granted are coupled with an interest and are irrevocable.

(e) Eviction of Grantor After Sale. If Grantor fails or refuses to surrender possession of the Premises after any sale thereof, Grantor shall be deemed a tenant at sufferance, subject to eviction by means of forcible entry and summary dispossessory proceedings, provided, that this remedy is not exclusive or in derogation of any other right or remedy available to Grantee or any purchaser of the Premises under any provision of this Deed or pursuant to any judgment or decree of court.

(f) Insurance Policies. In the event of a foreclosure sale pursuant to this Deed or other transfer of title or assignment of the Premises in extinguishment, in whole or in part, of the Indebtedness, all right, title and interest of Grantor in and to all policies of insurance required under the provisions of this Deed shall inure to the benefit of and pass to the successor in interest of Grantor or the purchaser or grantee of the Premises or any part thereof so transferred (provided that to the extent such policies are blanket policies covering properties other than the Premises and the Affiliate Properties, such policies shall not be transferred).

(g) Foreclosure; Expense of Litigation. When the Indebtedness hereby secured, or any part thereof shall become due, whether by acceleration or otherwise, Grantee shall have the right to foreclose the lien hereof for such Indebtedness or part thereof. In any suit to foreclose the lien hereof, there shall be allowed and included as additional Indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of Grantee for reasonable attorneys’ fees actually incurred, appraiser’s fees, actual costs of environmental reviews or audits, outlays for documentary and expert evidence, stenographers’ charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to the title as Grantee may deem reasonably necessary either to prosecute such action or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Premises. All expenditures and expenses of the nature in this Paragraph mentioned and such expenses and fees as may be incurred in the protection of the Premises, and the maintenance of the lien of this Deed, including the reasonable fees actually incurred of any attorneys employed by Grantee in any litigation or proceeding affecting this Deed, the Note or the Premises, including appellate,

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probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceedings or threatened suit or proceeding shall be immediately due and payable by Grantor, with interest thereon at the Default Rate of interest as set forth in the Note and shall be secured by this Deed.

17. Application of Proceeds. The proceeds of any sale made either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Deed, shall be applied as follows:

(a) first to the payment of (i) all costs and expenses of such sale, including reasonable attorneys’ fees, environmental site assessors fees and costs, appraisers’ fees and costs of procuring title searches, title insurance policies and similar items and (ii) all charges, expenses and advances incurred or made by Grantee in order to protect the lien or estate created by this Deed or the security afforded hereby and any expenses of entering, taking possession of and operating the Premises;

(b) then to the payment of any other Indebtedness in such order as Grantee may determine until the same have been paid in full; and

(c) any balance thereof shall be paid to Grantor, or to whosoever shall be legally entitled thereto, or as a court of competent jurisdiction may direct.

18. Rights and Remedies Cumulative. Each right, power and remedy herein conferred upon Grantee is cumulative and in addition to every other right, power or remedy, express or implied, given now or hereafter existing, at law or in equity, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by Grantee, and the exercise or the beginning of the exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy and no delay or omission of Grantee in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any Event of Default or acquiescence therein.

19. Grantee’s Right of Inspection. Grantee shall, upon reasonable notice to Grantor, have the right to inspect the Premises at all reasonable times and access thereto shall be permitted for that purpose.

20. Condemnation. The Grantee may, at its option, in its own name (a) appear or proceed in any condemnation proceeding, and (b) make any compromise or settlement thereof, provided that so long as the Grantor promptly prosecutes any compromise or settlement thereof, the Grantor shall control any compromise or settlement proceeding with the result thereof being subject to the Grantee’s approval. The Grantor shall give the Grantee immediate notice of the initiation of any condemnation proceeding, and a copy of every pleading, notice and other items served in any condemnation proceeding. Grantor hereby assigns, transfers and sets over unto the Grantee the entire proceeds of any award or any claim for damages for any of the Premises taken

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or damaged under the power of eminent domain or by condemnation. In the event the condemnation proceeds for the Premises (when aggregated with any prior condemnation proceeds for the Premises during the term of the Note) is less than or equal to $200,000, then, after deducting therefrom any expenses incurred in the collection thereof, such proceeds shall, if requested by Grantor in writing within thirty (30) days after the proceeds become available, be made available to Grantor for the purpose of paying the cost of rebuilding or restoring of the Improvements if (i) the Premises, in Grantee’s sole and absolute discretion is capable of being restored, (ii) the proceeds, together with all other funds which are to be provided by Grantor, are sufficient to restore the Premises, (iii) Grantee determines that income from the Premises shall not be materially affected following the completion of the restoration or rebuilding, (iv) no Event of Default then exists hereunder or under any other Loan Document, and no circumstance or condition exists that would constitute an Event of Default upon the giving of notice or the passage of time, or both, and (v) the rebuilding and restoration is reasonably estimated to be completed at least one hundred eighty (180) days prior to the Maturity Date or any Call date, as those terms are defined in the Note. In the event the condemnation proceeds exceed $200,000 (when aggregated with prior condemnation awards as aforesaid), or if clauses (i) through (v) immediately preceding are not satisfied, Grantee may elect to apply the proceeds of the award upon or in reduction of the Indebtedness, whether due or not, or make said proceeds available for restoration or rebuilding of the Premises. In the event that Grantee makes said proceeds available to reimburse Grantor for the cost of the rebuilding or restoration of the Improvements, such proceeds shall be made available in the manner and under the conditions that Grantee may require. If Grantee makes the proceeds of the award available to Grantor for restoration, the Improvements shall be restored or rebuilt in accordance with plans and specifications to be submitted to and approved by Grantee prior to commencement of any building or restoration. If the proceeds are made available by Grantee to reimburse Grantor for the cost of said rebuilding or restoration, any surplus which may remain out of said award after payment of such cost of rebuilding or restoration shall at the option of Grantee be applied on account of the Indebtedness or be paid to any party entitled thereto. No interest shall be allowed to Grantor on the proceeds of any award held by the Grantee.

21. Release Upon Payment and Discharge of Grantor’s Obligations. Grantee shall release this Deed and the lien and interest thereof by proper instrument upon payment and discharge of all Indebtedness.

22. Giving of Notice.

(a) All notices, demands, requests, and other communications desired or required to be given hereunder (“Notices”), shall be in writing and shall be given by: (i) hand delivery to the address for Notices; (ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices.

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(b) All Notices shall be deemed given and effective upon the earlier to occur of: (i) the hand delivery of such Notice to the address for Notices; (ii) one business day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (iii) three (3) business days after depositing the Notice in the United States mail as set forth in (a)(iii) above. All Notices shall be addressed to the following addresses:

Grantor:	IIT Atlanta - Suwanee Pointe LLC c/o Industrial Income Trust Inc. 518 17th Street, Suite 1700 Denver, Colorado 80202 Attention: Ms. Lainie P. Minnick

With a copy to:	Holme Roberts & Owen LLP 1700 Lincoln Street, Suite 4100 Denver, Colorado 80202 Attention: Robert B. Bach, Esq.

Grantee:	ING USA Annuity and Life Insurance Company c/o ING Investment Management LLC 5780 Powers Ferry Road, NW, Suite 300 Atlanta, Georgia 30327-4349 Attention: Mortgage Loan Servicing Department

With a copy to:	ING Investment Management LLC 5780 Powers Ferry Road, NW, Suite 300 Atlanta, Georgia 30327-4349 Attention: Real Estate Law Department

And to:	Bryan Cave LLP One Atlantic Center Fourteenth Floor 1201 West Peachtree Street NW Atlanta, Georgia 30309-3488 Attention: John R. Parks, Esq.

or to such other persons or at such other place as any party hereto may by Notice designate as a place for service of Notice. Provided, that the “copy to” Notice to be given as set forth above is a courtesy copy only; and a Notice given to such person is not sufficient to effect giving a Notice to the principal party, nor does a failure to give such a courtesy copy of a Notice constitute a failure to give Notice to the principal party.

23. Waiver of Defense. No action for the enforcement of the lien or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing same in an action at law or in equity upon the Note hereby secured.

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24. Waiver of Statutory Rights. Grantor shall not, and will not, apply for or avail itself of any homestead, appraisement, valuation, stay, extension or exemption laws, or any so-called “Moratorium Laws”, now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Deed, but to the extent lawfully allowed hereby waives the benefit of such laws. Grantor, for itself and all who may claim through or under it, waives any and all right to have the property and estates comprising the Premises marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Premises sold as an entirety. To the extent permitted by law, Grantor does hereby expressly waive any and all rights of redemption from sale under any order or decree of foreclosure of this Deed on behalf of Grantor, the trust estate and all persons beneficially interested therein and each and every person, acquiring any interest in or title to the Premises subsequent to the date of this Deed.

25. Furnishing of Financial Statements to Grantee.

(a) Grantor covenants and agrees that it will keep and maintain books and records of account, or cause books and records of account to be kept and maintained in which full, true and correct entries shall be made of all dealings and transactions relative to the Premises, which books and records of account shall, at reasonable times during business hours and on reasonable written notice not less than five (5) business days, be open to inspection by Grantee and Grantee’s accountants and other duly authorized representatives. Such books of record and account shall be kept and maintained in accordance with generally accepted accounting principles consistently applied.

(b) Grantor covenants and agrees to furnish, or cause to be furnished to Grantee, annually, within one hundred twenty (120) days following the end of each fiscal year of Grantor a copy of a report of the operations of the Premises, including an unaudited balance sheet and containing an unaudited detailed statement of income and expenses, and a current rent roll of the Premises, which shall be certified by Grantor, or an officer, manager or a general partner of any corporate, limited liability company or partnership Grantor. Each report or statement shall be certified as correct by the appropriate party.

Notwithstanding the aforesaid, during the term of the Loan, Grantee shall have the right to request quarterly income statements and balance sheets regarding the operation of Grantor and the Premises and Guarantor, and to request periodic updates on the rent roll so as to reflect tenant leasing.

(c) If Grantor omits to deliver as required any report or statement required by this Paragraph 25, and said omission is not cured by Grantor within thirty (30) days after written notice of such omission has been given by Grantee to Grantor, Grantee may elect, in addition to exercising any remedy for an Event of Default as provided for in this Deed, to make an audit of all books and records of Grantor including its bank accounts which in any way pertain to the Premises and to prepare the statement or statements which Grantor failed to procure and deliver. Such audit shall be made and such statement or statements shall be prepared by an independent certified public accountant to be selected by Grantee. Grantor shall pay all reasonable expenses of the audit and other services, which expenses shall be secured hereby as additional Indebtedness and shall be immediately due and payable with interest thereon at the Default Rate of interest as set forth in the Note and shall be secured by this Deed.

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26. Filing and Recording Fees. Grantor will pay all filing, registration or recording fees and all reasonable expenses incident to the execution and acknowledgment of this Deed and all federal, state, county and municipal taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of said Note and this Deed.

27. Business Purpose. Grantor represents, covenants and agrees that all of the proceeds of the Note secured by this Deed will be used solely for business purposes and in furtherance of the regular business affairs of Grantor.

28. Exculpatory. The liability of the Grantor personally to pay the Note or any interest that may accrue thereon, or any Indebtedness or obligation accruing or arising hereunder is limited to the extent set forth in the Note.

29. Security Agreement. Grantor and Grantee agree that this Deed shall constitute a security agreement within the meaning of the UCC with respect to all sums on deposit with the Grantee with respect to insurance proceeds or condemnation proceeds (“Deposits”) and with respect to any personal property and fixtures included in the definition herein of the word “Premises”, which property may not be deemed to form a part of the real estate described in Exhibit “A” or may not constitute a “fixture” within the meaning of the UCC, and all replacements of such property, substitutions and additions thereto and the proceeds thereof, all such property being sometimes hereinafter collectively referred to as the “Collateral”, and that a security interest in and to the Collateral and the Deposits is hereby granted to Grantee and the Deposits and all of Grantor’s right, title and interest therein are hereby assigned to Grantee, all to secure payment of the Indebtedness and to secure performance by Grantor of the terms, covenants and provisions hereof. Upon the occurrence of an Event of Default under this Deed, Grantee, pursuant to the appropriate provisions of the UCC, shall have the option of proceeding with respect to the Collateral in accordance with its rights and remedies with respect to the real property, in which event the default provisions of the UCC shall not apply. The parties agree that, in the event Grantee shall elect to proceed with respect to the Collateral separately from the real property, ten (10) days’ notice of the sale of the Collateral shall be reasonable notice. The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Grantee shall include, but not be limited to, reasonable attorneys’ fees and legal expenses incurred by Grantee. Grantor agrees that, without the written consent of Grantee, Grantor will not remove or permit to be removed from the Premises any of the Collateral except that so long as the Grantor is not in default hereunder, Grantor shall be permitted to sell or otherwise dispose of the Collateral, when obsolete, worn out, inadequate, unserviceable or unnecessary for use in the operation of the Premises, upon replacing the same or substituting for the same other Collateral at least equal in value to the initial value of that disposed of and in such a manner so that said Collateral shall be subject to the security interest created hereby, and so that the security interest of Grantee shall be first in priority, it being expressly understood and agreed that all

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replacements of the Collateral and any additions to the Collateral shall be and become immediately subject to the security interest of this Deed and covered hereby. Grantor shall, from time to time, on request of Grantee, deliver to Grantee an inventory of the Collateral in reasonable detail. Grantor covenants and represents that all Collateral, and all replacements thereof, substitutions therefor or additions thereto, unless Grantee otherwise consents, now are and will be free and clear of liens (other than the lien of taxes not yet due or payable), encumbrances or security interests of others. Grantor shall, upon demand execute and deliver to Grantee such financing statements and other documents in form satisfactory to Grantee, and will do all such acts and things as Grantee may at any time, or from time to time, reasonably request or as may be necessary or appropriate to establish and maintain a first perfected security interest in the Deposits and Collateral, subject to no liens (other than the lien of taxes not yet due or payable), encumbrances, or security interests of others.

Grantor hereby represents and warrants to Grantee, and covenants and agrees with Grantee as follows:

(a) Grantor shall not merge or consolidate into, or transfer any of the Collateral to, any other entity or person without the prior written consent of the Grantee.

(b) Grantor shall not change its name unless it has given Grantee sixty (60) days prior written notice thereof and executed and authorized at the request of Grantee, such additional financing statements to be filed in such jurisdiction as the Grantee may deem necessary or desirable in its sole discretion.

(c) It shall be an Event of Default hereunder if any amendment to or termination of a financing statement naming the Grantor as debtor and the Grantee as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than the Grantee or its counsel without the prior written consent of the Grantee.

(d) Grantor hereby authorizes the Grantee, its counsel or its representative, at any time and from time to time, to file financing statements and amendments that describe the collateral covered by such financing statements in such jurisdictions as the Grantee may deem necessary or desirable in order to perfect the security interest granted by the Grantor under this security agreement.

30. Due on Sale or Further Encumbrance.

(a) If, without the Grantee’s prior written consent, (i) the Premises or any part thereof (except for transfers of personal property in the ordinary course of business in connection with repair or replacement) or any interest in the Premises or the Grantor is sold or conveyed; (ii) title to the Premises or any interest therein is divested; (iii) the Premises or any ownership interest in the Grantor is further encumbered or pledged; (iv) any Lease which gives the lessee any option to purchase the Premises or any part thereof is entered into, or, (v) without limiting the generality of clause (i) above, the ownership of shares of the Grantor, if a corporation, or of any corporate general partner of Grantor, if a partnership, or the general partnership interests in

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any partnership which is a general partner of Grantor, or any membership interest in a Grantor which is a limited liability company, or any beneficial or fiduciary interest in any Grantor which is a trust or trustee, is sold or conveyed, the Grantee shall at its sole discretion be entitled to accelerate the Indebtedness and declare the then unpaid principal balance and all accrued interests and other sums due and payable under the Note due and payable and exercise all remedies available to Grantee under the Loan Documents. The Grantor understands that the present ownership of the Premises and Improvements will be a material inducement to Grantee in the making of the Loan. Any consent by Grantee to a change in ownership or to a change in the composition of the Grantor may be conditioned upon payment of a transfer fee equal to three quarters of one percent (.75%) of the then outstanding Indebtedness for processing such request for consent, upon an increase in the rate of interest on the unpaid balance of the Indebtedness to a then-current market rate, and/or other terms and conditions as Grantee may impose in its sole discretion.

(b) Notwithstanding the foregoing subparagraph (a), Grantee will permit one transfer of the Premises, provided: (i) the transferee has a financial and credit standing and management expertise acceptable to Grantee with a net worth of not less than Thirty Million and No/100 Dollars ($30,000,000.00); (ii) assumption documents in form and substance satisfactory to Grantee are executed by the transferee; (iii) Grantee is paid a transfer fee equal to three quarters of one percent (.75%) of the then outstanding Indebtedness; (iv) Grantor reimburses Grantee all fees and expenses associated with the transfer including legal fees; (v) Grantee receives an endorsement to the Grantee’s title policy, in form and substance acceptable to Grantee; and (vi) at Grantee’s option, Grantee receives opinions of counsel, and Grantor and transferee authorization documents, in form and substance acceptable to Grantee. Further, Grantee, in its sole judgment and discretion, may require individuals specifically named by Grantee to deliver to Grantee an Environmental Indemnification Agreement on Grantee’s standard form. The rights granted to Grantor in this subparagraph (b) are personal to Grantor, shall be extinguished after the exercise thereof, and shall not inure to the benefit of any subsequent transferee. Such transfer and assumption will not, however, release the Grantor or any guarantors from any liability to the Grantee without the prior written consent of Grantee, which consent may be given or withheld in Grantee’s sole discretion, but if given, may be conditioned upon, without limitation, the execution of new guaranties from principals of the transferee as Grantee deems necessary, execution by the principals of the transferee of Grantee’s standard Environmental Indemnification Agreement and such other requirements as Grantee may deem appropriate in its discretion. If a release is permitted pursuant to the foregoing, any released party (whether Grantor, Guarantor or both) shall likewise be released from such party’s obligations under the Environmental Indemnification Agreement upon receipt by Grantee of an updated Phase I environmental site assessment acceptable in form and substance to Grantee in its reasonable discretion. The cost of such Phase I shall be borne by Grantor.

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(c) i. Definitions. For purposes of this Deed, the following terms shall have the indicated meanings set forth below:

“Person” shall mean any individual, partnership, limited partnership, limited liability company, firm, corporation, association, joint venture, trust or other entity or any government or political subdivision or agency, department or instrumentality thereof.

“Restricted Party” shall mean each of (i) Borrower, (ii) Guarantor, and (iii) any shareholder, partner, member or member manager holding twenty percent (20%) or more of a direct or indirect interest in Borrower or Guarantor.

“Transfer” shall mean any sale, installment sale, exchange, mortgage, pledge, hypothecation, assignment, encumbrance or other transfer, conveyance or disposition, whether voluntarily, involuntarily or by operation of law or otherwise (but excluding Leases).

(ii) Property Transfers.

(A) Prohibited Property Transfers. Except as otherwise permitted in this Deed, Grantor shall not cause or permit any Transfer of all or any part of or any legal or beneficial interest in the Premises or the Collateral (collectively, a “Prohibited Property Transfer”), including, without limitation, (1) a Lease of all or a material part of the Premises for any purpose other than actual occupancy by a space tenant; (2) the Transfer of all or any part of Grantor’s right, title and interest in and to any Leases or payments; and (3) any transfer prohibited by the terms of Paragraph 30(a).

(B) Permitted Property Transfers. Notwithstanding the foregoing, none of the following Transfers shall be deemed to be a Prohibited Property Transfer: (1) a Transfer which is expressly permitted under this Deed; (2) a Lease which is permitted under the terms of the Loan Documents; (3) the sale of inventory in the ordinary course of business; and (4) the transfer of the Premises from Grantor to an affiliate of Grantor (an “Affiliate Transfer”) that is owned and controlled in substantially the same manner as Grantor is owned and controlled on the date of Transfer and with the equivalent or better financial condition than that of Grantor (“Affiliate Transferee”) provided that (u) at Grantee’s option, Grantee receives opinions of counsel, and Grantor and Affiliate Transferee authorization documents, in form and substance acceptable to Grantee, (v) Grantee receives an endorsement (or new policy(ies) if an endorsement is not available) to Grantee’s mortgagee policy(ies), in form and substance satisfactory to Grantee, (w) the organizational documents of the Affiliate Transferee are substantially similar to the organizational documents of Grantor, (x) assumption documentation reasonably required by Grantee is executed (including without limitation, a re-affirmation by Guarantor), (y) no Event of Default shall have occurred and is continuing, and (z) Grantor pays all of Grantee’s reasonable out of pocket costs and expenses associated with Grantee’s review and documentation of the Transfer.

(iii) Equity Transfers.

(A) Prohibited Equity Transfers. Except as may be permitted under this Deed, Grantor shall not cause or permit any Transfer of any direct or indirect legal or beneficial interest in a Restricted Party (collectively, a “Prohibited Equity Transfer”).

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(B) Permitted Equity Transfers. Notwithstanding the foregoing, none of the following shall be deemed Prohibited Equity Transfers (and each shall be permitted hereunder without the consent of Grantee), provided, no Event of Default shall have occurred and is continuing, assumption documentation (if deemed necessary by Grantee) reasonably required by Grantee is executed (including without limitation, a re-affirmation by Guarantor), and Grantor pays all of Grantee’s reasonable out of pocket costs and expenses associated with Grantee’s review and documentation of the Transfer:

(1) a Transfer by holders of direct interests in Grantor (each an “Interest Holder”) as of the date of the Transfer to another person or entity who is not an Interest Holder, provided, however, that (y) after taking into account any prior Transfers pursuant to this sentence, whether to the proposed transferee or otherwise, no such Transfer (or series of Transfers) shall result in a change of Control (as hereinafter defined) of Grantor, and (z) Grantor shall give Grantee notice of such Transfer together with copies of all instruments effecting such Transfer reasonably requested by Grantee, not less than thirty (30) days after the date of such Transfer;

(2) any Transfer, sale, assignment or issuance, from time to time, of any interests in Grantor held, directly or indirectly, by Industrial Income Trust Inc., a Maryland corporation (“IIT”), or Guarantor, provided, however, that IIT and Guarantor shall continue to Control (as defined in clause (ii) in the definition of Control) directly or indirectly, the Grantor on the date of such Transfer; or

(3) (x) any Transfer, sale, assignment, or issuance from time to time, of interests in IIT or Guarantor, including, without limitation, by operation of law resulting from the merger, consolidation, or non-bankruptcy reorganization, of IIT or Guarantor, (y) the listing of the securities in IIT or Guarantor on a national securities exchange, or (z) the conversion of IIT or Guarantor into an “open end fund”; provided, however, that, to the extent that any Transfer under subsection (x) above, results in a change in Control of IIT or Guarantor, as applicable, then Grantor must satisfy each of the applicable conditions relating to an assumption of the Loan by a new transferee pursuant to the second paragraph of Paragraph 30(b).

For purposes of this Paragraph 30(c), “Control” or “Controlling” means, with respect to any Person, either (i) ownership, directly or indirectly, of greater than fifty percent (50%) of all equity interests in such Person, or (ii) the ownership, directly or indirectly, of at least twenty percent (20%) of all equity interests in such Person and possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, by contract or otherwise.

No transfer or assumption fee shall be required (separate and apart from the reasonable out-of-pocket costs and expenses described hereinabove) in connection with any Permitted Property Transfer or Permitted Equity Transfer so long as Grantee receives written notice at least thirty (30) days prior to such Transfer (unless another time frame is permitted hereinabove) and Grantor and Guarantor otherwise comply with the terms set forth herein applicable to such Transfer.

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(d) Notwithstanding the foregoing subparagraph (a) and any other applicable provisions of the Loan Documents to the contrary, Grantor may encumber the Premises with a sole additional deed to secure debt, subordinate in every respect to the lien and interest of this Deed, for the purpose of securing secondary indebtedness (the “Subordinate Financing”), provided that:

(i) the subordinate deed to secure debt, the documentation for the Subordinate Financing, and the form and terms of the Subordinate Financing are satisfactory in all respects to Grantee;

(ii) all such documentation as Grantee may reasonably require shall be submitted to Grantee including, but not limited to, operating statements of the Premises for the previous twelve (12) months and a pro forma operating statement for the current Loan Year (a “Loan Year” is a period of twelve consecutive months commencing on the date hereof if it is the first of the month and otherwise commencing on the first day of the month immediately following the date hereof, and the first Loan Year shall include the period, if any, between the date hereof and the commencement date of the first Loan Year), and a then - current MAI appraisal of the Premises, provided at Grantor’s expense, by an appraiser approved by Grantee;

(iii) the Net Operating Income (for the purpose of this subparagraph, “Net Operating Income” shall mean gross cash operating receipts from the Premises less normal and customary operating expenses incurred in the operation, management, and maintenance of the Premises) shall not be less than one hundred thirty percent (130%) of the combined aggregate of the Indebtedness and Subordinate Financing debt service payments (the Subordinate Financing must begin amortizing upon funding);

(iv) the total of the outstanding principal balance of the Indebtedness and the Subordinate Financing does not exceed seventy-five percent (75%) of the value of the Premises as established by a then-current MAI appraisal;

(v) The grantee of the deed to secure debt securing the Subordinate Financing shall expressly acknowledge the priority of the debt, liens and security interests of the Indebtedness and agree to provide Grantee with written notice of any default under the Subordinate Financing in a subordination agreement in form and substance satisfactory to Grantee. Grantor shall pay any fees, costs or expenses, including reasonable attorneys’ fees, incurred by Grantee in connection with the Subordinate Financing;

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(vi) Any default under the Subordinate Financing shall at Grantee’s option constitute an Event of Default under this Deed and the other Loan Documents;

(vii) If previously waived, Grantee shall have the right to reinstate escrow payments for taxes and insurance premiums;

(viii) No Event of Default exists; and

(ix) All Leases shall be superior to the Subordinate Financing documents and instruments unless otherwise agreed in writing by Grantee.

31. Environmental Matters; Notice; Indemnity. Grantor covenants and agrees as follows:

(a) For purposes of this Deed, the following definitions shall apply:

(i) The term “Environmental Law” means and includes any applicable federal, state or local law, statute, regulation or ordinance pertaining to health, industrial hygiene or the environmental or ecological conditions on, under or about the Premises, including without limitation each of the following (and their respective successor provisions): the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. sections 9601 et seq. (“CERCLA”); the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. sections 6901 et seq. (“RCRA”); the Federal Hazardous Materials Transportation Act, as amended, 49 U.S.C. sections 1801 et seq.; the Toxic Substance Control Act, as amended, 15 U.S.C. sections 2601 et seq.; the Clean Air Act, as amended, 42 U.S.C. sections 1857 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. sections 1251 et seq.; and the rules, regulations and ordinances of the U.S. Environmental Protection Agency and of all other federal, state, county and municipal agencies, boards, commissions and other governmental bodies and officers having jurisdiction over the Premises or the use or operation of the Premises.

(ii) The term “Hazardous Substance” means and includes: (1) those substances included within the definitions of “hazardous substances”, “hazardous materials”, “hazardous waste”, “pollutants”, “toxic substances” or “solid waste” in any Environmental Law; (2) those substances listed in the U.S. Department of Transportation Table or amendments thereto (49 CFR 172.101) or by the U.S. Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and any amendments thereto); (3) those other substances, materials and wastes which are or become, regulated under any applicable federal, state or local law, regulation or ordinance or by any federal, state or local governmental agency, board, commission or other governmental body, or which are or become classified as hazardous or toxic by any such law,

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regulation or ordinance; and (4) any material, waste or substance which is any of the following: (A) asbestos; (B) polychlorinated biphenyl; (C) designated or listed as a “hazardous substance” pursuant to section 311 or section 307 of the Clean Water Act (33 U.S.C. sections 1251 et seq.); (D) explosive; (E) radioactive; (F) a petroleum product; (G) infectious waste; or (H) mold or other similar fungal growth. As used herein, the term “mold or other similar fungal growth” shall mean and include mycotoxin producing molds in amounts sufficient to create a health risk to humans. Notwithstanding anything to the contrary herein, the term “Hazardous Substance” shall not include commercially sold products otherwise within the definition of the term “Hazardous Substance”, but (X) which are used or disposed of by Grantor or used or sold by tenants of the Premises in the ordinary course of their respective businesses, (Y) the presence of which product is not prohibited by applicable Environmental Law, and (Z) the use and disposal of which are in all respects in accordance with applicable Environmental Law.

(iii) The term “Enforcement or Remedial Action” means and includes any action taken by any person or entity in an attempt or asserted attempt to enforce, to achieve compliance with, or to collect or impose assessments, penalties, fines, or other sanctions provided by, any Environmental Law.

(iv) The term “Environmental Liability” means and includes any claim, demand, obligation, cause of action, accusation, allegation, order, violation, damage (including consequential damage), injury, judgment, assessment, penalty, fine, cost of Enforcement or Remedial Action, or any other cost or expense whatsoever, including actual, reasonable attorneys’ fees and disbursements, resulting from or arising out of the violation or alleged violation of any Environmental Law, any Enforcement or Remedial Action, or any alleged exposure of any person or property to any Hazardous Substance.

(b) Other than as disclosed in the third party reports delivered to Grantee in connection with the Loan and/or to the best of Grantee’s knowledge, Grantor, its successors and assigns, after reasonable inquiry, covenants, warrants and represents that:

(i) No Hazardous Substances have been or shall be discharged, disbursed, released, stored, treated, generated, disposed of, or threatened to be injected, emptied, poured, leached, or spilled on or from the Premises.

(ii) No asbestos or asbestos-containing materials have been or will be installed, used, incorporated into, placed on, or disposed of on the Premises.

(iii) No polychlorinated biphenyls (“PCBs”) are or will be located on or in the Premises, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils, or any other device.

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(iv) No underground storage tanks are or will be located on the Premises or were located on the Premises and subsequently removed or filled.

(v) No investigation, administrative order, consent order and agreement, litigation, settlement, lien or encumbrance with respect to Hazardous Substances is proposed, threatened, anticipated or in existence with respect to the Premises.

(vi) The Premises and Grantor’s operations at the Premises are in compliance with all applicable Environmental Laws including without limitation any, federal, state and local statutes, laws and regulations. No notice has been served on Grantor, or any subsidiary of Grantor, from any entity, government body, or individual claiming any violation of any law, regulation, ordinance or code, or requiring compliance with any law, regulation, ordinance or code, or demanding payment or contribution for environmental damage or injury to natural resources. Copies of any such notices received subsequent to the date hereof shall be forwarded to Grantee within three (3) business days of their receipt.

(vii) There has been no release or threat of release of any Hazardous Substances from any property adjoining or in the immediate vicinity of the Premises.

(viii) No portion of the Premises is a wetland or other water of the United States subject to jurisdiction under Section 404 of the Clean Water Act (33 U.S.C. § 1344) or any comparable state statute or local ordinance or regulation defining or protecting wetlands or other special aquatic areas.

(ix) There are no concentrations of radon or other radioactive gases or materials in any buildings or structures on the Premises that exceed background ambient air levels.

(x) There have been no complaints of illness or sickness alleged to result from conditions inside any buildings or structures on the Premises.

(c) Grantor will give prompt written notice to Grantee of:

(i) any proceeding, written investigation or inquiry commenced by any governmental authority with respect to the presence of any Hazardous Substance on, under or about the Premises or the migration thereof to or from adjoining property;

(ii) all claims made in writing by any individual or entity against Grantor or the Premises relating to any loss or injury allegedly resulting from any Hazardous Substance; and

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(iii) the discovery by Grantor of any occurrence or condition on any real property adjoining the Premises which might cause the Premises or any part thereof to be subject to any restriction on the ownership, occupancy, transferability or use of the Premises under any Environmental Law.

(d) Grantee shall have the right and privilege to: (i) join in and participate in, as a party if it so elects, any one or more legal proceedings or actions initiated with respect to the Premises; and to (ii) have all costs and expenses thereof (including without limitation Grantee’s reasonable attorneys’ fees and costs) paid by Grantor.

(e) Grantor agrees to protect, defend, indemnify and hold harmless Grantee, its directors, officers, employees, agents, licensees, invitees, participants, successors and assigns, from and against any Environmental Liability and any and all claims, demands, judgments, settlements, damages, actions, causes of action, injuries, administrative orders, consent agreements and orders, liabilities, penalties, costs, including but not limited to any cleanup costs, remediation costs and response costs, and all expenses of any kind whatsoever including reasonable attorneys’ fees and expenses, including but not limited to those arising out of loss of life, injury to persons, property or business or damage to natural resources actually incurred by Grantee related or arising from any past or present activities of Grantor, its predecessors in interest, third parties who have trespassed on the Premises, or parties in a contractual relationship with Grantor, and any of them on or adjacent to the Premises in violation of Environmental Law, whether or not occasioned wholly or in part by any condition, accident or event caused by any act or omission of Grantee (other than Grantee’s gross negligence or willful misconduct), the foregoing being collectively referred to as “Claims”, which:

(i) arise out of the actual, alleged or threatened migration, spill, leaching, pouring, emptying, injection, discharge, dispersal, release, storage, treatment, generation, disposal or escape of any Hazardous Substances onto or from the Premises; or

(ii) actually or allegedly arise out of, in connection with the Premises, the use, specification or inclusion of any product, material or process containing Hazardous Substances, the failure to detect the existence or proportion of Hazardous Substances in the soil, air, surface water or ground water, or the performance of or failure to perform the abatement of any Hazardous Substances source or the replacement or removal of any soil, water, surface water or ground water containing any Hazardous Substances in violation of Environmental Law; or

(iii) arise out of the breach of any covenant, warranty or representation contained in any statement or other information given by Grantor to Grantee relating to environmental matters; or

(iv) arise out of any Enforcement or Remedial Action or any judicial or administrative action brought pursuant to any Environmental Law or any similar state law that relates to the Premises or any similar state law that relates to the Premises.

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Grantor, its successors and assigns, shall bear, pay and discharge when and as the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against Grantee described in this subparagraph (e), shall hold Grantee harmless for those judgments or claims, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this subparagraph (e).

Grantor’s indemnifications and representations made herein shall survive any termination or expiration of the documents evidencing or securing the Loan and/or the repayment of the indebtedness evidenced by the Note, including, but not limited to, any foreclosure on this Deed or acceptance of a deed in lieu of foreclosure. Notwithstanding anything contained herein to the contrary, Grantor’s indemnifications and representations shall not extend to Hazardous Substances which first originate on the Premises subsequent to Grantee’s (or any nominee’s of Grantee or third party purchaser’s) succession to title by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure.

(f) If any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the “Remedial Work”) is reasonably desirable (in the case of an operation and maintenance program or similar monitoring or preventative programs) or necessary, both as determined by an independent environmental consultant selected by Grantee under any applicable federal, state or local law, regulation or ordinance, or under any judicial or administrative order or judgment, or by any governmental person, board, commission or agency, because of or in connection with the current or future presence, suspected presence, release or suspected release of a Hazardous Substance into the air, soil, groundwater, or surface water at, on, about, under or within the Premises or any portion thereof, Grantor shall within thirty (30) days after written demand by Grantee for the performance (or within such shorter time as may be required under applicable law, regulation, ordinance, order or agreement), commence and thereafter diligently prosecute to completion all such Remedial Work to the extent required by law. All Remedial Work shall be performed by contractors approved in advance by Grantee (which approval in each case shall not be unreasonably withheld or delayed) and under the supervision of a consulting engineer approved in advance by Grantee. Notwithstanding the foregoing, Grantor shall not be required to undertake the Remedial Work during the pendency of any appeal of any governmental entity’s efforts to impose such investigative, remedial or other response obligations on Grantor; provided (i) Grantor has obtained Grantee’s prior written consent for the filing of any such appeal, which consent shall not be unreasonably withheld, and (ii) any delay in performing such obligations shall not cause any material worsening of such Environmental Liability. Grantee’s prior approval shall not be required, however, if the presence or threatened presence of Hazardous Substances on, under or about the Premises poses an immediate threat to the health, safety or welfare of any person or is of such a nature that an immediate remedial response is necessary, in such event, Grantor shall notify Grantee as soon as practicable of any action taken All costs and

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expenses of such Remedial Work (including without limitation the reasonable fees and expenses of Grantee’s counsel) incurred in connection with monitoring or review of the Remedial Work shall be paid by Grantor. If Grantor shall fail or neglect to timely commence or cause to be commenced, or shall fail to diligently prosecute to completion, such Remedial Work, Grantee may (but shall not be required to) cause such Remedial Work to be performed; and all costs and expenses thereof, or incurred in connection therewith (including, without limitation, the reasonable fees and expenses of Grantee’s counsel), shall be paid by Grantor to Grantee forthwith after demand and shall be a part of the Indebtedness.

32. Captions. The captions or headings preceding the text of the paragraphs or subparagraphs of this Deed are inserted only for convenience of reference and shall not constitute a part of this Deed, nor shall they in any way affect its meaning, construction or effect.

33. No Waiver; Modifications in Writing. No failure or delay on the part of Grantee in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party at law or in equity or otherwise. No amendment, modification, supplement, termination or waiver of or to any provision of this Deed, nor consent to any departure therefrom, shall be effective unless the same shall be in writing and signed by or on behalf of the party to be charged with the enforcement thereof. Any amendment, modification or supplement of or to any provision of this Deed, any waiver of any provision of this Deed, and any consent to any departure from the terms of any provision of this Deed, shall be effective only in the specific instance and for the specific purpose for which made or given.

34. Relationship. Grantee is only a lender under the Loan Documents, and nothing contained in this Deed or the other Loan Documents and no action taken by the parties pursuant hereto shall be deemed to constitute the Grantee and any other of the parties to any of the Loan Documents a partnership, an association, a joint venture or other entity, nor constitute Grantee as a fiduciary for any of the parties.

35. Governing Law. This Deed shall be governed by the laws (excluding conflicts of laws rules) of the State of Georgia.

36. Time of Essence. Time is of the essence in the performance by the parties of this Deed.

37. Construction. Grantor has been represented by its own counsel in this transaction, and this Deed shall not be construed more strongly against any party regardless of who was more responsible for its preparation.

38. Gender; Number; Terms. Words and phrases herein shall be construed as in the singular or plural number and as masculine, feminine or neuter gender, according to the context. The use of the words “herein,” “hereof,” “hereunder” and other similar compounds of the word

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“here” shall refer to this entire Deed and not to any particular section, paragraph or provision. The term “person” and words importing persons as used in this Deed shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies, and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

39. Integration. This Deed, together with the other Loan Documents and the certain Environmental Indemnification Agreement executed by Grantor, constitute the entire agreement between the parties hereto pertaining to the subject matters hereof and thereof and supersede all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings of the parties hereto in connection with the subject matters hereof and thereof.

40. General Indemnification.

(a) Grantor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties (defined below) from and against any and all Losses (defined below) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (ii) any use, nonuse or condition in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof; (iv) any failure of the Premises to be in compliance with any applicable laws; (v) any and all claims, demands or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; or (vi) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan. Any amounts payable to Grantee by reason of the application of this Paragraph shall become immediately due and payable and shall bear interest at the Default Rate (as defined in the Note) from the date loss or damage is sustained by Grantee until paid. The term “Losses” shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to attorneys’ fees and other costs of defense) except to the extent arising from the gross negligence or willful misconduct of any of the Indemnified Parties. The term “Indemnified Parties” shall mean (i) Grantee, (ii) any prior owner or holder of the Note, (iii) any servicer or prior servicer of the Loan, (iv) any participant or any prior participant in any portion of the Loan, (v) any trustees, custodians or other fiduciaries who hold or who have held a full or partial interest in the Loan for the benefit of any participant or other third party, (vi) any receiver or other fiduciary appointed in a foreclosure or other collection proceeding, (vii) any officers, directors, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates or subsidiaries of any and all of the foregoing, and (viii) the heirs, legal representatives, successors and assigns of any and all of the foregoing (including, without limitation, any successors by merger, consolidation or acquisition of all or a substantial portion of the Indemnified Parties’ assets and business), in all cases whether during the term of the Loan or as part of or following a foreclosure of the Loan.

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(b) Upon written request by any Indemnified Party, Grantor shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of the Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding. Upon demand, Grantor shall pay or, in the sole discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

(c) Grantor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Deed, the Note or any of the other Loan Documents (not including any income taxes).

41. Miscellaneous.

(a) This Deed and all provisions hereof shall extend to and be binding upon Grantor and its heirs, successors, grantees and assigns, any subsequent owner or owners of the Premises and all persons claiming under or through Grantor (but this clause shall not be construed as constituting the consent by Grantee to the transfer of any interest in the Premises), and the word “Grantor” when used herein shall include any such person and all persons liable for the payment of the Indebtedness or any part thereof, whether or not such persons shall have executed said Note or this Deed. The word “Grantee”, when used herein, shall include the successors and assigns of Grantee, and the holder or holders, from time to time, of the Note secured hereby. In addition, in the event Grantor is a land trust or similar entity, the term “Grantor” as used herein shall include the Grantee or beneficiaries of such land trust or similar entity.

(b) In the event one or more of the provisions contained in this Deed or the Note secured hereby, or in any other security documents given to secure the payment of the Note secured hereby, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of Grantee, not affect any other provision of this Deed, and this Deed shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

(c) The Grantor will, from time to time, upon ten (10) business days’ prior written request from Grantee, make, execute, acknowledge and deliver to Grantee such supplemental mortgages/deeds to secure debt, certificates and other documents, including without limitation UCC financing statements, as may be necessary for better assuring and confirming unto Grantee any of the Premises, or for more particularly identifying and describing

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the Premises, or to preserve or protect the priority of this Deed lien, and generally do and perform such other acts and things and execute and deliver such other instruments and documents as may reasonably be deemed necessary or advisable by Grantee to carry out the intentions of this Deed.

(d) Grantor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Deed to rely on the Premises or any part thereof or any interest therein to fulfill any municipal or governmental requirement, and Grantor hereby assigns to Grantee any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used. Similarly, except for appurtenant easements which are insured in Grantee’s title insurance policy insuring this Deed, no building or other Improvement on the Premises shall rely on any premises not subject to the lien of this Deed or any interest therein to fulfill any governmental or municipal requirement. Grantor shall not by act or omission impair the integrity of the Premises as a single zoning lot separate and apart from all other premises. Any act or omission by Grantor which would result in a violation of any of the provisions of this Paragraph shall be void.

(e) Grantor will, from time to time, upon ten (10) business days’ prior written request by Grantee, execute, acknowledge and deliver to Grantee, a certificate stating that this Deed is unmodified and in full force and effect (or, if there have been modifications, that this Deed is in full force and effect as modified and setting forth such modifications) and stating the principal amount secured hereby and the interest accrued to date on such principal amount. The estoppel certificate from Grantor shall also state to the best knowledge of Grantor whether any offsets or defenses to the Indebtedness exist and if so shall identify them.

(f) The Note secured hereby includes provisions for the assessment of a Late Charge, as defined therein. Said Late Charge shall be secured hereby as Indebtedness, as that term is used herein.

(g) Grantee shall have the right and option to exercise the power of sale or to commence a civil action to foreclose this Deed and to obtain a decree of foreclosure. The failure to join any tenant or tenants as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Grantor as a defense in any civil action instituted to collect the Indebtedness, or any part thereof, or any deficiency remaining unpaid after foreclosure and sale of the Premises, any statute or rule of law at any time existing to the contrary notwithstanding.

(h) At the option of Grantee, this Deed shall become, subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any award in condemnation) to any one or more, or to all, Leases upon the execution by Grantee and recording or registration thereof, at any time hereafter, in the Office of the Recorder in and for the county wherein the Premises are situated, or such other office as determined by Grantee, of a unilateral declaration to that effect.

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(i) In the event that maturity of the Indebtedness is accelerated by Grantee because of the occurrence of an Event of Default hereunder and a tender of payment is made by or on behalf of Grantor in the amount necessary to satisfy the Indebtedness at any time prior to judicial confirmation or other conclusion if confirmation is not required, of a foreclosure sale or sale under a power of sale, then such tender shall constitute a prepayment under the Note and shall, to the extent specified in the Note, require payment of the prepayment premium provided for in the Note.

(j) All agreements between Grantor and Grantee (including, without limitation, those contained in this Deed and the Note) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to the Grantee exceed the highest lawful rate of interest permissible under the laws of the State of Georgia. If, from any circumstances whatsoever, fulfillment of any provision hereof or the Note or any other documents securing the Indebtedness at the time performance of such provision shall be due, shall involve the payment of interest exceeding the highest rate of interest permitted by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under the laws of the State of Georgia; and if for any reason whatsoever Grantee shall ever receive as interest an amount which would be deemed unlawful, such interest shall be applied to the payment of the last maturing installment or installments of the principal Indebtedness (whether or not then due and payable) and not to the payment of interest.

(k) Grantor covenants and agrees that it shall constitute an Event of Default hereunder if any of the proceeds of the Loan will be used, or were used, as the case may be, for the purpose (whether immediate, incidental or ultimate) of “purchasing” or “carrying” any “margin security” as such terms are defined in Regulation U of the Board of Governors of the Federal Reserve System (12 CFR Part 221) or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose.

(l) Grantor shall exert its best efforts to include a “no lien” provision in any property management agreement hereafter entered into by Grantor or its Grantee with a property manager for the Premises, whereby the property manager waives and releases any and all mechanics’ lien rights that he, or anyone claiming through or under such manager, may have. Such property management agreement containing such “no lien” provision or a short form thereof shall, at Grantee’s request, be recorded in the office of the recorder’s office in and for the County wherein the Premises is situated, or such other office as reasonably requested by Grantee.

42. ERISA Representations and Warranties. Grantor hereby represents, warrants and agrees that as of the date hereof, either (a) investors in or owners of the Grantor which are (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) plans defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, and (iii) entities the assets of which are deemed to include plan assets pursuant to U.S. Department of Labor Regulation Section 2510.3-101 (the “Plan Asset Regulation”) (collectively, “Benefit Plan Investors”) in the aggregate do not hold twenty-five percent (25%) or more (directly or indirectly) of the value of any class of equity interest in

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the Grantor, or (b) the equity interests held by Benefit Plan Investors are publicly-offered securities (within the meaning of Department of Labor Regulation 2510.3-101(b)(2)). For purposes of this determination, the value of any equity interests held by a person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the Grantor or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or an affiliate (as defined in U.S. Department of Labor Regulation Section 2510.2-101(f)(3)) of such person, shall be disregarded. Grantor further represents, warrants and agrees that at all times during the term of the Loan Grantor shall not be deemed to include plan assets. If at any time during the entire term of the Loan any of the investors in or owners of Grantor shall include a Benefit Plan Investor, and the Plan Asset Regulation is implicated, Grantor shall as soon as reasonably possible following an investment by such Benefit Plan Investor provide Grantee with an opinion of counsel reasonably satisfactory to Grantee indicating that the assets of Grantor are not deemed to include plan assets pursuant to the Plan Asset Regulation. In lieu of such opinion, the Grantee may in its sole discretion accept such other assurances from Grantor as are necessary to satisfy Grantee in its sole discretion that the assets of Grantor are not deemed to include plan assets pursuant to the Plan Asset Regulation.

Grantor further represents, warrants and agrees that, during the term of the Loan, a governmental plan, within the meaning of Section 3(32) of ERISA (a “Governmental Plan”), shall become an investor in or owner of Grantor, only if a determination has been made that such Governmental Plan’s investment in or ownership of Grantor should not constitute a nonexempt prohibited transaction under any applicable state law (for purposes of this Paragraph, a “Prohibited Transaction”) that (i) applies to the Governmental Plan and (ii) is similar to the prohibited transaction rules under Section 406 of ERISA. If such Governmental Plan’s investment in or ownership of Grantor nevertheless results in a nonexempt Prohibited Transaction that subjects Grantee to liability for such Prohibited Transaction, Grantor will promptly take appropriate action to correct such Prohibited Transaction and will reimburse Grantee for any penalty or tax Grantee is required to pay in connection therewith. Notwithstanding the foregoing, the breach by Grantor of the foregoing representation and warranty will not be an “Event of Default” under the Loan Documents unless such Governmental Plan’s investment in or ownership of Grantor is deemed by the applicable governmental authority to be a “Prohibited Transaction” that actually subjects Grantee to liability as a direct result thereof and Grantor shall have failed to correct the same pursuant to the terms of this Paragraph.

Grantor understands that the representations and warranties herein are a material inducement to Grantee to make the Loan, without which Grantee would be unwilling to make the Loan.

43. Waivers and Agreements Regarding Remedies. To the full extent Grantor may do so, Grantor hereby waives and relinquishes the following:

(a) Marshaling, Etc. All rights to a marshaling of the assets of Grantor, including the Premises, or to a sale in inverse order of alienation in the event of foreclosure, and agrees not to assert any right under any law pertaining to the marshaling of assets, the sale in

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inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatsoever to defeat, reduce or affect the right of Grantee under the terms of the Loan Documents to a sale of the Premises for the collection of the Indebtedness without any prior or different resort for collection, or the right of Grantee to the payment of the Indebtedness out of the proceeds of sale of the Premises in preference to every other claimant whatsoever.

(b) Rights and Remedies of Sureties. Any and all rights and remedies that Grantor may have or be able to assert by reason of the provisions of any laws pertaining to the rights and remedies of sureties.

Notwithstanding the personal liability of Grantor for the matters specifically set forth above, in no event shall any partner, member, shareholder, direct or indirect beneficial owners, officer, director or employee of Grantor, have any liability, personal or otherwise, to Grantee for such matters.

44. Premises not a Dwelling. Grantor represents and warrants to Grantee that no portion of the Premises is used as a dwelling place by Grantor at the time this Deed is entered into, and, accordingly, the notice requirements of Official Code of Georgia Annotated Section 44-14-162.2 shall not be applicable to any exercise of the power of sale contained in this Deed.

45. Time of Essence. Time is of the essence of this Deed.

46. Withdrawal or Discontinuance of Proceedings. In case Grantee shall have proceeded to enforce any right, power or remedy under this Deed by foreclosure, entry or otherwise or in the event Grantee shall have commenced advertising the intended exercise of the right of foreclosure provided hereunder, and such proceeding or advertisement shall have been withdrawn, discontinued or abandoned for any reason, or shall have been determined adversely to Grantee, then in every such case (i) Grantor and Grantee shall be restored to their former positions and rights, (ii) all rights, powers and remedies of Grantee shall continue as if no such proceeding had been taken, (iii) each and every Event of Default declared or occurring prior or subsequent to such withdrawal, discontinuance or abandonment shall and shall be deemed to be a continuing Event of Default, and (iv) this Deed, the Note, the Indebtedness secured by this Deed, or any other instrument concerned therewith, shall not be and shall not be deemed to have been reinstated or otherwise affected by such withdrawal, discontinuance or abandonment, and Grantor hereby expressly waives the benefit of any statute or rule of law now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the above.

47. Security Deed Not a Mortgage. This Deed is a deed passing title pursuant to the laws of the State of Georgia governing loan or security deeds and is not a mortgage.

48. Lien of this Deed. The words “lien of this Deed” or words of similar import shall mean the lien, security title and security interest created and conveyed by this Deed.

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49. Waiver of Grantor’s Rights. GRANTOR EXPRESSLY: (1) ACKNOWLEDGES THE RIGHT TO ACCELERATE THE INDEBTEDNESS AND THE POWER OF ATTORNEY GIVEN HEREIN TO GRANTEE TO SELL THE PREMISES BY NON-JUDICIAL FORECLOSURE UPON DEFAULT BY GRANTOR WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE OTHER THAN SUCH NOTICE AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS DEED; (2) WAIVES ANY AND ALL RIGHTS WHICH GRANTOR MAY HAVE UNDER THE FIFTH AND FOURTEENTH AMENDMENTS TO THE CONSTITUTION OF THE UNITED STATES, THE VARIOUS PROVISIONS OF THE CONSTITUTION FOR THE STATE OF GEORGIA, OR BY REASON OF ANY OTHER APPLICABLE LAW, TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY GRANTEE OF ANY RIGHT OR REMEDY PROVIDED TO GRANTEE IN THIS DEED, EXCEPT SUCH NOTICE AS IS SPECIFICALLY REQUIRED TO BE PROVIDED IN THIS DEED; (3) ACKNOWLEDGES THAT GRANTOR HAS READ THIS DEED AND ANY AND ALL QUESTIONS REGARDING THE LEGAL EFFECT OF THIS DEED AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO GRANTOR AND GRANTOR HAS BEEN AFFORDED AN OPPORTUNITY TO CONSULT WITH COUNSEL OF GRANTOR’S CHOICE PRIOR TO EXECUTING THIS DEED; (4) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF GRANTOR HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY GRANTOR AS PART OF A BARGAINED FOR LOAN TRANSACTION; AND (5) AGREES THAT GRANTOR’S RIGHTS TO NOTICE SHALL BE LIMITED TO THOSE RIGHTS TO NOTICE PROVIDED BY THIS DEED AND NO OTHER.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. GRANTOR ACKNOWLEDGES AND AGREES THAT THERE ARE NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT AND NO SUCH OTHER TERMS AND PROVISIONS MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

Grantor acknowledges receipt of a copy of this instrument at the time of execution hereof.

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IN WITNESS WHEREOF, the Grantor has executed under seal this instrument the day and year first above written.

IIT ATLANTA – SUWANEE POINTE LLC, a Delaware limited liability company
Signed, sealed and delivered
in the presence of:	By:	IIT Real Estate Holdco LLC,
a Delaware limited liability company,
/s/ Rhonda Poelma		Sole Member
Unofficial Witness
Print Name: Rhonda Poelma		By: Industrial Income Operating Partnership LP,
a Delaware limited partnership, Sole Member
/s/ Wendy E. Casady
Notary Public		By: Industrial Income Trust Inc., a Maryland
Print Name: Wendy E. Casady		corporation, General Partner

Commission Expiration Date:
January 29, 2014
By: /s/ Tom McGonagle
Name: Tom McGonagle
[NOTARIAL SEAL]		Title: Chief Financial Officer

[CORPORATE SEAL]

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EXHIBIT A

Legal Description

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